UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22810

T. Rowe Price Global Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global Allocation Fund	October 31, 2021
RPGAX	Investor Class
PAFGX	Advisor Class
TGAFX	I Class

T. ROWE PRICE GLOBAL ALLOCATION FUND

HIGHLIGHTS

■	The Global Allocation Fund returned 22.66% in the 12 months ended October 31, 2021, and outperformed the Morningstar Global Allocation Index.

■	Exposure to diversifying sectors and security selection contributed to relative performance. Tactical allocation decisions weighed on relative returns.

■	We are modestly underweight to stocks relative to bonds and cash against a backdrop of divergent recoveries in global markets. We are overweight value stocks globally, as they may do well in an environment of continued economic recovery, and we favor shorter-duration and higher-yielding fixed income sectors that are likely to perform better with a backdrop of rising interest rates and inflation.

■	In our view, the global recovery is likely to continue, and the economic environment remains favorable; however, looming headwinds—including supply chain disruptions, rising commodity costs, moderating growth, and fading stimulus—pose challenges. While these factors may not derail economic growth, we believe they may contribute to less compelling risk/reward trade-offs going forward.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during your fund’s fiscal year, the 12-month period ended October 31, 2021. The rollout of coronavirus vaccines helped drive extraordinary gains in the first half of the reporting period, and while the equity rally slowed in recent months, some benchmarks continued to grind out new record highs as the period came to an end.

In the U.S., the S&P 500 Index was up 43% (including dividends) for the 12-month period, and most developed market benchmarks advanced more than 30%. Emerging markets produced solid results for the full year but faced increased volatility in the second half of the period. According to MSCI, value stocks narrowly outperformed their growth counterparts over the 12 months. At the sector level, energy stocks delivered very strong returns as oil prices reached multiyear highs, and banks also performed well, supported by higher longer-term interest rates and improved lending margins.

Fixed income markets faced headwinds as Treasury yields rose rapidly in the first quarter of 2021 from the historically low levels seen last year, although high yield bonds performed well. Meanwhile, the U.S. dollar was mixed against foreign currencies over the full year.

Strong corporate earnings growth supported stocks and corporate bonds throughout the period, but investors faced new worries as the period progressed. The spread of the delta variant of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic, and economic growth, while still positive, began to slow. U.S. gross domestic product decelerated from a 6.7% annual pace in the second quarter to 2.0% in the third quarter (according to the initial estimate) amid weaker consumer spending. Some Purchasing Managers’ Indexes showed evidence of slowing economic activity globally.

Investors also worried about how developments in China would impact the global economy. The Chinese government announced more stringent business regulations during the period, particularly on the technology sector, and the precarious debt load of a large property developer added to market concerns.

Meanwhile, inflation surged as the release of pent-up demand and supply chain disruptions contributed to higher prices around the globe. Inflation measures in the U.S., UK, and eurozone all reached their highest levels in more than a decade and far exceeded central bank targets, although most policymakers argued that elevated inflation was a transitory phenomenon caused by the reopening of economies.

The fiscal and monetary stimulus that global governments and central banks enacted in response to the pandemic continued to be supportive for markets but appears to have peaked. Just after our reporting period ended, the Federal Reserve announced it would begin trimming its purchases of Treasury bonds and mortgage-backed securities in November and would likely wrap up its asset purchases by next summer. The Fed’s latest projections indicated that a rate hike isn’t likely until the second half of next year at the earliest, but other central banks have begun telegraphing that rate hikes could come soon.

How markets respond to the normalization of monetary policy is an open question. While fading stimulus might pose some challenges for investors, I believe it could contribute to a return of price sensitivity in global markets, which bodes well for selective investors focused on fundamentals.

While I do not expect robust overall equity returns in the near term given the market’s elevated valuations, I am mindful that investors have not yet enjoyed all the potential fruits of the recovery. Many companies have yet to see business return to pre-pandemic levels, and identifying which ones are either regaining their footing or disrupting markets through innovation will be key. I’m confident our portfolio managers and global research organization will serve our investors well in this environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation and income.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Global Allocation Fund returned 22.66% in the 12 months ended October 31, 2021. The fund outperformed the Morningstar Global Allocation Index. (Returns for the Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund’s exposure to diversifying sectors contributed the most to relative performance. High yield bonds posted strong gains, supported by favorable corporate earnings, their lower sensitivity to rising interest rates, and strength in the energy sector—a considerable portion of the high yield universe. An overweight allocation to the sector also worked in our favor. The inclusion of Treasury inflation protected securities also proved beneficial, as they strongly outpaced core U.S. investment-grade issues. The portfolio also benefited from an allocation to real assets equities, which were bolstered by surging commodity prices, although an underweight allocation partly offset the positive impact. Within the sector, names levered to the energy sector led gains.

While alternative investments outpaced fixed income sectors, they significantly underperformed equities, and their inclusion in the portfolio weighed on relative returns. The allocation to alternative investments through a conservative, diversified hedge fund of funds significantly outpaced cash but trailed its style-specific index. However, our absolute return-oriented bond strategy outperformed its benchmark and boosted results.

Overall, security selection among the underlying strategies had a modest positive impact on relative performance. Notably, the U.S. large-cap value equity strategy meaningfully outpaced its benchmark, led by holdings in the communication services and information technology sectors. The Global Allocation Fund uses derivatives such as equity index futures as an efficient means of gaining exposure to certain market segments. During the reporting period, small-cap and mid-cap stock futures contributed to performance. Conversely, emerging markets equities weighed due to an underweight allocation and stock selection in the materials sector. The U.S. large-cap growth strategy also lagged its benchmark, weighed down by out-of-benchmark positions in Chinese technology names, which were pressured by regulatory headwinds in China. Within the fixed income allocation, security selection among emerging markets bonds added value.

Tactical decisions to overweight and underweight various asset classes detracted from relative returns. An overweight to emerging markets equities relative to developed markets equities weighed on performance. Emerging markets equities trailed developed markets amid several challenges, including the spread of the highly infectious delta variant of the coronavirus, inflationary pressures, and slowing growth and regulatory pressures in China. Further, equities generated strong gains during the 12-month period and an underweight allocation coupled with an overweight to cash hurt relative returns. As previously discussed, our underweight to real assets equities was a drag, while an overweight to high yield bonds boosted relative results.

How is the fund positioned?

We remain modestly underweight to equities relative to bonds and cash against a backdrop of divergent recoveries in global markets, where some economies have rebounded while others are in earlier stages and facing a more uncertain recovery. Although yields have moved higher from summer lows, bonds remain susceptible to further interest rate increases and elevated inflation expectations. We are overweight cash, which shortens our duration and provides liquidity.

Stocks
Within equities, we are modestly overweight to international stocks relative to U.S. stocks. International stocks have a cyclical profile and could benefit as the economic recovery continues and supply chain bottlenecks ease. U.S. stock valuations reflect a strong recovery and face headwinds amid slowing growth and fading liquidity from elevated levels, as well as potentially higher interest rates. Outside the U.S., we are overweight to emerging markets stocks relative to developed markets stocks. In addition to attractive valuations, global trade is likely to pick up as supply chain concerns ease and vaccination levels continue to improve. Further, Chinese regulatory pressures may have peaked.

In the U.S., we remain overweight to value-oriented equities. Secular growth companies are vulnerable to extended valuations, while the cyclical orientation of value stocks could benefit from a favorable macroeconomic environment bolstered by pent-up demand and increased spending on infrastructure projects. We believe higher interest rates—which are typically a headwind for growth stocks—could also be supportive for value stocks, given their heavy exposure to financials. We are overweight to U.S. small-cap stocks relative to larger companies. Although elevated input costs and wage pressures could weigh on margins, small-caps should be boosted by economic growth and infrastructure spending.

Among international equities, we are overweight value stocks relative to growth stocks. The deep cyclical orientation of international value stocks combined with attractive relative valuations and an improving earnings outlook could be catalysts for outperformance. International growth stocks, however, face headwinds due to fading consumer demand from China. We are neutral between international small-cap stocks and international large-caps. Strong domestic growth and idiosyncratic opportunities support small-caps, whereas a strong global economic outlook bolsters large-caps due to their exposure to international trade.

We are underweight to inflation-sensitive real assets equities. Despite recent strength, the long-term outlook for commodities remains challenged given demand and supply imbalances driven by persistent productivity gains in resource extraction. While the real estate sector remains attractive in the context of the economic recovery, rising interest rates could be problematic.

Bonds
We remain overweight to high yield bonds, as their yields are still relatively attractive compared with investment-grade debt against a favorable credit backdrop of low default rates. Their fundamentals are also supported by a broadly positive macroeconomic backdrop, although their potential upside may be limited due to tight credit spreads. We are overweight to floating rate bank loans, which should benefit from their shorter-duration profile in a potentially rising rate environment. Floating rate loans also have a higher standing in the capital structure, in addition to favorable credit fundamentals.

We are neutral to dollar-denominated emerging markets bonds. While the sector offers attractive yields compared with developed markets, reasonable relative valuations are offset by idiosyncratic risks. We are overweight to emerging markets local currency bonds, as valuations remain modestly attractive with many currencies cheap relative to the U.S. dollar. However, fading growth in China and higher interest rates and inflation could pose near-term challenges for emerging markets bonds.

In August 2021, we initiated a position in the Multi-Strategy Total Return Fund, a T. Rowe Price liquid alternatives strategy, to further diversify the allocation among lower volatility strategies. By including alternatives in the Global Allocation Fund, we seek to enhance broad diversification by introducing investments with lower betas—a measure of an asset or portfolio’s volatility in relation to the overall market—and less correlation to traditional stocks and bonds, with the potential to deliver diversified excess returns, as well as to help mitigate and reduce volatility in periods of equity market drawdowns.

What is portfolio management’s outlook?

Global equity markets have posted strong returns for the year, despite increased volatility in recent months. While the global recovery is likely to continue and the economic environment remains favorable, we believe that there are reasons to be cautious. In our view, a more modest allocation to equities may be prudent, given elevated valuations in key markets and looming headwinds.

The tailwinds that propelled the recovery in risk assets since the sharp sell-off in March 2020—including accommodative monetary and fiscal policies and significant progress in the distribution of COVID-19 vaccines—appear to have peaked. The unexpected global resurgence of the pandemic attributed to the delta variant of the coronavirus also dampened expectations for a rapid reopening and exacerbated supply chain disruptions, though bottlenecks seem to be easing. Meanwhile, global monetary policy is broadly on the path toward tightening, albeit unsynchronized and over an extended period, and new fiscal spending in the U.S. is expected to be below previous estimates. Other key risks to global markets include persistent elevated inflation, potential central bank missteps, slowing growth in China, energy shortages, and increasing geopolitical concerns. Although these conditions may not derail economic growth, we believe they may contribute to less compelling risk/reward tradeoffs going forward, and we have positioned the portfolio accordingly.

The rising uncertainty in global markets underscores the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces driving global financial markets, we believe that the Global Allocation Fund’s broad diversification, combined with our strength in fundamental research, can add value over the long term and help mitigate downside risk in an uncertain market environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Note: ©2021 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

**Investor Class**

| | Year Ended 10/31/21 | 10/31/20 | 10/31/19 | 10/31/18 | 10/31/17 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 13.80 | $ 13.22 | $ 12.18 | $ 12.68 | $ 11.11 |
| Investment activities | | | | | |
| Net investment income[(1)(2)] | 0.16 | 0.15 | 0.23 | 0.20 | 0.14 |
| Net realized and unrealized gain/ loss | 2.95 | 0.72 | 1.10 | (0.48) | 1.60 |
| Total from investment activities | 3.11 | 0.87 | 1.33 | (0.28) | 1.74 |
| Distributions | | | | | |
| Net investment income | (0.14) | (0.18) | (0.23) | (0.12) | (0.13) |
| Net realized gain | (0.02) | (0.11) | (0.06) | (0.10) | (0.04) |
| Total distributions | (0.16) | (0.29) | (0.29) | (0.22) | (0.17) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 16.75** | **$ 13.80** | **$ 13.22** | **$ 12.18** | **$ 12.68** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[(2)(3)]** | **22.66%** | **6.65%** | **11.26%** | **(2.31)%** | **15.89%** |
| Ratios to average net assets:[(2)] | | | | | |
| Gross expenses before waivers/ payments by Price Associates | 0.83% | 0.84% | 0.85% | 0.89% | 0.99% |
| Net expenses after waivers/ payments by Price Associates | 0.72% | 0.73% | 0.72% | 0.74% | 0.84% |
| Net investment income | 1.01% | 1.12% | 1.85% | 1.56% | 1.16% |
| Portfolio turnover rate | 42.2% | 56.8% | 43.1% | 47.8% | 35.8% |
| Net assets, end of period (in thousands) | $1,037,535 | $731,173 | $664,057 | $546,769 | $273,866 |

[(1)] Per share amounts calculated using average shares outstanding method.
[(2)] See Note 7 for details of expense-related arrangements with Price Associates.
[(3)] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

**Advisor Class**

| | Year Ended 10/31/21 | 10/31/20 | 10/31/19 | 10/31/18 | 10/31/17 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 13.67 | $ 13.13 | $ 12.11 | $ 12.62 | $ 11.07 |
| Investment activities | | | | | |
| Net investment income[1][2] | 0.11 | 0.11 | 0.19 | 0.16 | 0.11 |
| Net realized and unrealized gain/ loss | 2.93 | 0.71 | 1.09 | (0.47) | 1.60 |
| Total from investment activities | 3.04 | 0.82 | 1.28 | (0.31) | 1.71 |
| Distributions | | | | | |
| Net investment income | (0.10) | (0.17) | (0.20) | (0.10) | (0.12) |
| Net realized gain | (0.02) | (0.11) | (0.06) | (0.10) | (0.04) |
| Total distributions | (0.12) | (0.28) | (0.26) | (0.20) | (0.16) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 16.59** | **$ 13.67** | **$ 13.13** | **$ 12.11** | **$ 12.62** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[2][3]** | **22.33%** | **6.31%** | **10.87%** | **(2.56)%** | **15.66%** |
| Ratios to average net assets:[2] | | | | | |
| Gross expenses before waivers/ payments by Price Associates | 1.17% | 1.17% | 1.19% | 1.22% | 1.30% |
| Net expenses after waivers/ payments by Price Associates | 1.04% | 1.05% | 1.04% | 1.05% | 1.06% |
| Net investment income | 0.70% | 0.81% | 1.53% | 1.29% | 0.95% |
| Portfolio turnover rate | 42.2% | 56.8% | 43.1% | 47.8% | 35.8% |
| Net assets, end of period (in thousands) | $6,662 | $10,435 | $13,949 | $12,406 | $10,371 |

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 7 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

**I Class**

| | Year Ended 10/31/21 | 10/31/20 | 10/31/19 | 10/31/18 | 10/31/17 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 13.84 | $ 13.25 | $ 12.21 | $ 12.72 | $ 11.14 |
| Investment activities | | | | | |
| Net investment income[1][2] | 0.18 | 0.16 | 0.24 | 0.22 | 0.16 |
| Net realized and unrealized gain/loss | 2.97 | 0.72 | 1.10 | (0.49) | 1.61 |
| Total from investment activities | 3.15 | 0.88 | 1.34 | (0.27) | 1.77 |
| Distributions | | | | | |
| Net investment income | (0.15) | (0.18) | (0.24) | (0.14) | (0.15) |
| Net realized gain | (0.02) | (0.11) | (0.06) | (0.10) | (0.04) |
| Total distributions | (0.17) | (0.29) | (0.30) | (0.24) | (0.19) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 16.82** | **$ 13.84** | **$ 13.25** | **$ 12.21** | **$ 12.72** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[2][3]** | **22.89%** | **6.71%** | **11.32%** | **(2.23)%** | **16.15%** |
| Ratios to average net assets:[2] | | | | | |
| Gross expenses before waivers/payments by Price Associates | 0.73% | 0.75% | 0.77% | 0.80% | 0.86% |
| Net expenses after waivers/payments by Price Associates | 0.62% | 0.63% | 0.63% | 0.64% | 0.65% |
| Net investment income | 1.11% | 1.22% | 1.92% | 1.70% | 1.35% |
| Portfolio turnover rate | 42.2% | 56.8% | 43.1% | 47.8% | 35.8% |
| Net assets, end of period (in thousands) | $191,932 | $104,623 | $68,428 | $50,327 | $28,142 |

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 7 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

October 31, 2021

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

| | Shares/Par | $ Value |
|---|---|---|
| **ARGENTINA 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Globant (USD) (1) | 1,494 | 477 |
| MercadoLibre (USD) (1) | 731 | 1,082 |
| Tenaris (EUR) | 2,227 | 25 |
| **Total Argentina (Cost $474)** | | **1,584** |
| **AUSTRALIA 0.6%** | | |
| **Common Stocks 0.5%** | | |
| ALS | 16,544 | 166 |
| Australia & New Zealand Banking Group | 13,257 | 282 |
| BHP Group | 34,596 | 950 |
| BHP Group, ADR (USD) | 2,600 | 143 |
| Centuria Office REIT | 10,087 | 18 |
| Challenger | 26,827 | 141 |
| Cochlear | 1,118 | 187 |
| Downer EDI | 50,554 | 242 |
| Frontier Digital Ventures (1) | 76,663 | 104 |
| Goodman Group | 3,735 | 62 |
| IDP Education | 7,541 | 213 |
| IGO | 84,460 | 618 |
| Incitec Pivot | 72,049 | 163 |
| Macquarie Group | 2,370 | 350 |
| Northern Star Resources | 30,007 | 208 |
| oOh!media (1) | 69,122 | 95 |
| OZ Minerals | 14,198 | 270 |
| Perseus Mining (1) | 141,858 | 168 |
| Rio Tinto | 2,904 | 199 |
| Scentre Group | 175,299 | 400 |
| South32 | 218,528 | 589 |
| Steadfast Group | 56,885 | 200 |
| Treasury Wine Estates | 19,238 | 168 |
| Worley | 56,076 | 461 |
| Xero (1) | 1,750 | 200 |
| | | 6,597 |
| **Corporate Bonds 0.1%** | | |
| Ausgrid Finance, 3.85%, 5/1/23 (USD) (2) | 105,000 | 109 |
| Boral Finance, 3.00%, 11/1/22 (USD) (2) | 10,000 | 10 |
| Transurban Finance, 2.45%, 3/16/31 (USD) (2) | 140,000 | 139 |
| Transurban Finance, 4.125%, 2/2/26 (USD) (2) | 15,000 | 17 |
| Woodside Finance, 3.70%, 3/15/28 (USD) (2) | 67,000 | 71 |

| | | |
|---|---|---|
| Woodside Finance, 4.50%, 3/4/29 (USD) (2) | 105,000 | 117 |
| | | 463 |
| **Total Australia (Cost $5,052)** | | **7,060** |

**AUSTRIA 0.2%**

**Common Stocks 0.2%**

| | | |
|---|---|---|
| BAWAG Group | 20,379 | 1,282 |
| Erste Group Bank | 16,540 | 709 |
| Mayr Melnhof Karton | 2,195 | 432 |
| **Total Austria (Cost $1,672)** | | **2,423** |

**BANGLADESH 0.0%**

**Common Stocks 0.0%**

| | | |
|---|---|---|
| BRAC Bank | 515,629 | 278 |
| Marico Bangladesh | 1,148 | 31 |
| Olympic Industries | 11,076 | 22 |
| Singer Bangladesh | 22,290 | 45 |
| **Total Bangladesh (Cost $340)** | | **376** |

**BELGIUM 0.1%**

**Common Stocks 0.1%**

| | | |
|---|---|---|
| Azelis Group (1) | 316 | 10 |
| Barco | 4,289 | 97 |
| KBC Group | 3,004 | 280 |
| Lotus Bakeries | 10 | 66 |
| Umicore | 4,813 | 276 |
| | | 729 |

**Corporate Bonds 0.0%**

| | | |
|---|---|---|
| Anheuser-Busch, 4.90%, 2/1/46 (USD) | 90,000 | 115 |
| | | 115 |
| **Total Belgium (Cost $606)** | | **844** |

**BRAZIL 0.4%**

**Common Stocks 0.3%**

| | | |
|---|---|---|
| Arco Platform, Class A (USD) (1) | 4,600 | 78 |
| B3 | 195,200 | 413 |
| Boa Vista Servicos | 39,815 | 66 |

| | | |
|---|---|---|
| EDP - Energias Do Brasil | 34,868 | 121 |
| Grupo SBF (1) | 24,900 | 92 |
| Iguatemi Empresa de Shopping Centers | 13,500 | 72 |
| Lojas Renner | 31,421 | 179 |
| Magazine Luiza | 48,553 | 93 |
| Pagseguro Digital, Class A (USD) (1) | 6,427 | 233 |
| Raia Drogasil | 113,866 | 472 |
| Rede D'Or Sao Luiz | 32,613 | 344 |
| StoneCo, Class A (USD) (1) | 15,300 | 518 |
| Suzano (1) | 11,457 | 100 |
| Vale | 5,359 | 68 |
| XP, Class A (USD) (1) | 23,497 | 771 |
| | | 3,620 |
| **Preferred Stocks 0.1%** | | |
| Itau Unibanco Holding | 197,646 | 818 |
| Marcopolo | 174,900 | 81 |
| | | 899 |
| **Total Brazil (Cost $4,756)** | | **4,519** |

**CANADA 0.9%**

**Common Stocks 0.7%**

| | | |
|---|---|---|
| Altus Group | 3,524 | 185 |
| Aritzia (1) | 4,500 | 177 |
| Bausch Health (USD) (1) | 3,507 | 99 |
| CAE (1) | 5,078 | 154 |
| Canadian Apartment Properties REIT | 679 | 33 |
| Canadian Natural Resources | 762 | 32 |
| Canadian Pacific Railway (USD) | 2,910 | 225 |
| dentalcorp Holdings (1)(3) | 8,801 | 118 |
| Descartes Systems Group (1) | 3,428 | 280 |
| Element Fleet Management | 34,613 | 376 |
| Enbridge (USD) | 510 | 21 |
| Enerflex | 3,585 | 31 |
| ERO Copper (1) | 6,058 | 113 |
| Franco-Nevada | 1,646 | 235 |
| K92 Mining (1) | 14,865 | 87 |
| Karora Resources (1) | 8,511 | 30 |
| Kirkland Lake Gold | 4,160 | 175 |
| MAG Silver (USD) (1) | 3,607 | 72 |
| Magna International (USD) | 10,005 | 814 |
| Manulife Financial | 9,330 | 182 |
| National Bank of Canada | 10,780 | 893 |
| Pan American Silver (USD) | 627 | 16 |

| | | |
|---|---|---|
| Shopify, Class A (1) | 424 | 619 |
| Shopify, Class A (USD) (1) | 735 | 1,078 |
| Spin Master (1) | 6,158 | 213 |
| Summit Industrial Income REIT | 5,905 | 113 |
| Sun Life Financial | 20,426 | 1,164 |
| TC Energy | 4,011 | 217 |
| TC Energy (USD) | 967 | 52 |
| TELUS International CDA (1) | 1,630 | 62 |
| TMX Group | 2,927 | 317 |
| Victoria Gold (1) | 508 | 8 |
| Wesdome Gold Mines (1) | 29,587 | 266 |
| West Fraser Timber | 362 | 29 |
| Wheaton Precious Metals | 439 | 18 |
| | | 8,504 |
| **Corporate Bonds 0.1%** | | |
| Canadian Natural Resources, 2.95%, 1/15/23 (USD) | 175,000 | 179 |
| Canadian Natural Resources, 2.95%, 7/15/30 (USD) | 110,000 | 113 |
| Royal Bank of Canada, 2.30%, 11/3/31 (USD) | 500,000 | 500 |
| Suncor Energy, 3.10%, 5/15/25 (USD) | 70,000 | 74 |
| Thomson Reuters, 3.35%, 5/15/26 (USD) | 10,000 | 11 |
| Toronto-Dominion Bank, 1.15%, 6/12/25 (USD) | 145,000 | 144 |
| Toronto-Dominion Bank, 3.50%, 7/19/23 (USD) | 235,000 | 247 |
| TransCanada PipeLines, 2.50%, 8/1/22 (USD) | 20,000 | 20 |
| | | 1,288 |
| **Government Bonds 0.1%** | | |
| Province of Alberta, 2.20%, 7/26/22 (USD) | 130,000 | 132 |
| Province of Alberta, 3.30%, 3/15/28 (USD) | 135,000 | 148 |
| Province of British Columbia, 2.00%, 10/23/22 (USD) | 15,000 | 15 |
| Province of Manitoba, 2.60%, 4/16/24 (USD) | 270,000 | 282 |
| Province of New Brunswick, 3.625%, 2/24/28 (USD) | 250,000 | 281 |
| Province of Quebec, 2.875%, 10/16/24 (USD) | 50,000 | 53 |
| | | 911 |
| **Total Canada (Cost $7,461)** | | **10,703** |
| **CAYMAN ISLANDS 0.0%** | | |
| **Common Stocks 0.0%** | | |
| ANT International, Class C, Acquisition Date: 6/7/18, Cost $45 (USD) (1)(4)(5) | 11,845 | 43 |
| | | 43 |

| | | |
|---|---|---|
| **Convertible Preferred Stocks 0.0%** | | |
| ByteDance, Series E, Acquisition Date: 7/8/19, Cost $96 (USD) (1)(4)(5) | 1,944 | 238 |
| | | 238 |
| **Total Cayman Islands (Cost $141)** | | **281** |
| **CHILE 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Antofagasta (GBP) | 20,609 | 402 |
| Banco Santander Chile, ADR (USD) | 27,568 | 489 |
| | | 891 |
| **Corporate Bonds 0.0%** | | |
| Celulosa Arauco y Constitucion, 5.50%, 11/2/47 (USD) | 250,000 | 288 |
| Corp Nacional del Cobre de Chile, 3.00%, 9/30/29 (USD) (2) | 220,000 | 223 |
| Corp Nacional del Cobre de Chile, 3.15%, 1/14/30 (USD) (2) | 200,000 | 204 |
| | | 715 |
| **Total Chile (Cost $1,493)** | | **1,606** |
| **CHINA 2.5%** | | |
| **Common Stocks 1.8%** | | |
| 58.com (USD) (1)(4) | 5,864 | – |
| Alibaba Group Holding (HKD) (1) | 50,620 | 1,041 |
| Alibaba Group Holding, ADR (USD) (1) | 17,721 | 2,923 |
| Baidu, ADR (USD) (1) | 2,126 | 345 |
| Beijing Enterprises Holdings (HKD) | 30,500 | 117 |
| Beijing Enterprises Urban Resources Group (HKD) (1) | 40,000 | 4 |
| China Feihe (HKD) (3) | 79,000 | 131 |
| China Mengniu Dairy (HKD) | 264,000 | 1,680 |
| China Overseas Land & Investment (HKD) | 329,000 | 726 |
| China Resources Mixc Lifestyle Services (HKD) | 40,600 | 214 |
| Country Garden Services Holdings (HKD) | 55,000 | 423 |
| DiDi Global, Acquisition Date: 10/19/15, Cost $9 (USD) (1)(5) | 344 | 10 |
| ENN Energy Holdings (HKD) | 26,400 | 455 |
| Fosun International (HKD) | 106,500 | 125 |
| Greentown Service Group (HKD) | 256,000 | 253 |
| Haier Smart Home, H Shares (HKD) | 31,600 | 118 |
| Helens International Holdings (HKD) (1) | 22,500 | 47 |
| Hope Education Group (HKD) | 708,000 | 126 |
| Huazhu Group, ADR (USD) (1) | 862 | 40 |
| I-Mab, ADR (USD) (1) | 2,329 | 144 |

| | | |
|---|---|---|
| JD Health International (HKD) (1) | 1,100 | 10 |
| JOYY, ADR (USD) | 2,496 | 126 |
| Kanzhun, ADR (USD) (1) | 10,224 | 359 |
| Li Ning (HKD) | 23,500 | 259 |
| Meituan, Class B (HKD) (1) | 39,000 | 1,327 |
| New Horizon Health (HKD) (1)(3) | 5,000 | 18 |
| PICC Property & Casualty, Class H (HKD) | 250,000 | 233 |
| Pinduoduo, ADR (USD) (1) | 4,900 | 436 |
| Ping An Insurance Group, H Shares (HKD) | 222,500 | 1,594 |
| Shandong Weigao Group Medical Polymer, H Shares (HKD) | 80,000 | 136 |
| Sino Biopharmaceutical (HKD) | 421,000 | 310 |
| Sinopharm Group, H Shares (HKD) | 26,400 | 63 |
| Tencent Holdings (HKD) | 91,854 | 5,587 |
| Trip.com Group, ADR (USD) (1) | 15,670 | 447 |
| Tsingtao Brewery, H Shares (HKD) | 18,000 | 157 |
| Wuxi Biologics Cayman (HKD) (1) | 4,500 | 68 |
| Yangzijiang Shipbuilding Holdings (SGD) | 272,600 | 288 |
| Yum China Holdings (USD) | 29,400 | 1,678 |
| Zhongsheng Group Holdings (HKD) | 85,000 | 766 |
| Zylox-Tonbridge Medical Technology (HKD) (1) | 3,000 | 13 |
| | | 22,797 |
| **Common Stocks - China A Shares 0.6%** | | |
| Autel Intelligent Technology, A Shares (CNH) (1) | 13,917 | 139 |
| Bafang Electric Suzhou, A Shares (CNH) | 4,359 | 162 |
| BTG Hotels Group, A Shares (CNH) (1) | 26,373 | 101 |
| Fuyao Glass Industry Group, A Shares (CNH) | 13,912 | 107 |
| Gree Electric Appliances of Zhuhai, A Shares (CNH) | 120,600 | 688 |
| Guangdong Kinlong Hardware Products, A Shares (CNH) | 7,400 | 154 |
| Hongfa Technology, A Shares (CNH) | 52,800 | 610 |
| Huayu Automotive Systems, A Shares (CNH) | 237,500 | 995 |
| Hundsun Technologies, A Shares (CNH) | 55,300 | 543 |
| Jason Furniture Hangzhou, A Shares (CNH) | 26,680 | 259 |
| Jiangsu Hengrui Medicine, A Shares (CNH) | 27,720 | 213 |
| Kweichow Moutai, A Shares (CNH) | 3,330 | 950 |
| Midea Group, A Shares (CNH) | 28,400 | 304 |
| NARI Technology, A Shares (CNH) | 32,540 | 198 |
| Qingdao Haier Biomedical, A Shares (CNH) | 10,900 | 160 |
| Shandong Pharmaceutical Glass, A Shares (CNH) | 17,000 | 90 |
| Shenzhen Megmeet Electrical, A Shares (CNH) | 29,700 | 142 |
| Sino Wealth Electronic, A Shares (CNH) | 16,590 | 159 |
| Songcheng Performance Development, A Shares (CNH) | 256,400 | 561 |
| Yifeng Pharmacy Chain, A Shares (CNH) | 64,726 | 483 |
| Zhongji Innolight, A Shares (CNH) | 13,700 | 71 |
| | | 7,089 |

| | | |
|---|---|---|
| **Corporate Bonds 0.1%** | | |
| Baidu, 3.875%, 9/29/23 (USD) | 210,000 | 221 |
| State Grid Overseas Investment, 3.75%, 5/2/23 (USD) (2) | 215,000 | 224 |
| Tencent Holdings, 2.985%, 1/19/23 (USD) (2) | 200,000 | 204 |
| Weibo, 3.50%, 7/5/24 (USD) | 255,000 | 265 |
| | | 914 |
| **Total China (Cost $25,368)** | | **30,800** |
| **CZECH REPUBLIC 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Komercni Banka (1) | 7,435 | 288 |
| **Total Czech Republic (Cost $261)** | | **288** |
| **DENMARK 0.2%** | | |
| **Common Stocks 0.2%** | | |
| Ambu, Class B | 6,671 | 190 |
| Chr Hansen Holding | 941 | 75 |
| Coloplast, B Shares | 2,998 | 490 |
| Genmab (1) | 207 | 93 |
| Netcompany Group | 1,706 | 194 |
| ROCKWOOL International, B Shares | 1,376 | 629 |
| Topdanmark | 6,350 | 337 |
| Zealand Pharma (1) | 4,692 | 151 |
| | | 2,159 |
| **Corporate Bonds 0.0%** | | |
| Danske Bank, VR, 3.244%, 12/20/25 (USD) (2)(6) | 335,000 | 352 |
| | | 352 |
| **Total Denmark (Cost $1,946)** | | **2,511** |
| **EGYPT 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Cairo Investment & Real Estate Development | 49,200 | 40 |
| Commercial International Bank Egypt (1) | 11,700 | 38 |
| Edita Food Industries, GDR (USD) | 7,020 | 20 |
| E-Finance for Digital & Financial Investments (1) | 284,362 | 388 |
| Fawry for Banking & Payment Technology Services (1) | 49,715 | 48 |

| | | |
|---|---|---|
| Integrated Diagnostics Holdings (USD) | 162,068 | 200 |
| **Total Egypt (Cost $598)** | | **734** |
| **ESTONIA 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Enefit Green (1) | 6,203 | 24 |
| **Total Estonia (Cost $24)** | | **24** |
| **FINLAND 0.3%** | | |
| **Common Stocks 0.3%** | | |
| Kojamo | 7,216 | 162 |
| Metso Outotec | 9,826 | 99 |
| QT Group (1) | 1,021 | 165 |
| Sampo, Class A | 31,196 | 1,658 |
| Stora Enso, R Shares | 44,768 | 745 |
| UPM-Kymmene | 1,726 | 61 |
| Valmet | 10,523 | 427 |
| | | 3,317 |
| **Corporate Bonds 0.0%** | | |
| Nordea Bank, 1.00%, 6/9/23 (USD) (2) | 205,000 | 206 |
| | | 206 |
| **Total Finland (Cost $2,522)** | | **3,523** |
| **FRANCE 1.7%** | | |
| **Common Stocks 1.6%** | | |
| Air Liquide | 3,716 | 620 |
| Airbus (1) | 18,925 | 2,428 |
| Alstom | 2,829 | 101 |
| AXA | 46,816 | 1,362 |
| BioMerieux | 610 | 78 |
| BNP Paribas | 12,269 | 821 |
| Constellium (USD) (1) | 4,098 | 75 |
| Dassault Aviation | 3,850 | 402 |
| Edenred | 13,214 | 715 |
| Engie | 61,090 | 869 |
| Esker | 383 | 131 |
| EssilorLuxottica | 7,040 | 1,457 |
| Eurofins Scientific | 4,750 | 561 |
| Gecina | 131 | 18 |

| | | |
|---|---|---|
| Ipsen | 1,783 | 184 |
| Kering | 1,304 | 979 |
| L'Oreal | 1,419 | 649 |
| Legrand | 2,967 | 324 |
| LVMH Moet Hennessy Louis Vuitton | 126 | 99 |
| Safran | 2,079 | 280 |
| Sanofi | 25,303 | 2,541 |
| Schneider Electric | 300 | 52 |
| SPIE | 8,152 | 198 |
| Teleperformance | 2,120 | 886 |
| Thales | 12,378 | 1,142 |
| Tikehau Capital | 4,786 | 142 |
| TotalEnergies | 29,550 | 1,480 |
| Valeo | 3,972 | 117 |
| Verallia | 12,213 | 452 |
| | | 19,163 |
| **Corporate Bonds 0.1%** | | |
| BNP Paribas, VR, 2.871%, 4/19/32 (USD) (2)(6) | 350,000 | 355 |
| BPCE, 4.00%, 9/12/23 (USD) (2) | 265,000 | 280 |
| BPCE, 4.50%, 3/15/25 (USD) (2) | 400,000 | 435 |
| Credit Agricole, 3.75%, 4/24/23 (USD) (2) | 250,000 | 261 |
| TotalEnergies Capital International, 2.434%, 1/10/25 (USD) | 275,000 | 285 |
| | | 1,616 |
| **Total France (Cost $16,573)** | | **20,779** |

**GERMANY 1.6%**

| | | |
|---|---|---|
| **Common Stocks 1.5%** | | |
| 468 Spac I, Class A (1) | 3,974 | 51 |
| adidas | 1,585 | 519 |
| AIXTRON | 18,605 | 442 |
| Auto1 Group (1) | 3,486 | 137 |
| BASF | 7,428 | 535 |
| Bayer | 14,443 | 814 |
| Beiersdorf | 1,598 | 170 |
| CANCOM | 2,470 | 171 |
| Covestro | 7,197 | 461 |
| CTS Eventim (1) | 6,927 | 504 |
| Daimler | 3,625 | 360 |
| Delivery Hero (1) | 856 | 107 |
| Deutsche Boerse | 1,625 | 270 |
| Deutsche Telekom | 6,614 | 123 |
| Evotec (1) | 18,367 | 890 |
| flatexDEGIRO (1) | 8,256 | 188 |

| | | |
|---|---|---|
| Fresenius | 13,560 | 616 |
| GEA Group | 4,182 | 206 |
| HeidelbergCement | 2,027 | 153 |
| Hypoport (1) | 287 | 177 |
| Infineon Technologies | 12,856 | 602 |
| KION Group | 8,185 | 894 |
| Knaus Tabbert | 1,584 | 116 |
| Knorr-Bremse | 6,295 | 664 |
| LEG Immobilien | 418 | 62 |
| MorphoSys (1) | 1,275 | 60 |
| Munich Re | 3,472 | 1,028 |
| MYT Netherlands Parent, ADR (USD) (1) | 3,918 | 103 |
| Nagarro (1) | 296 | 60 |
| Norma Group | 3,362 | 144 |
| SAP | 3,551 | 514 |
| Scout24 | 10,106 | 704 |
| Shop Apotheke Europe (1)(3) | 2,929 | 444 |
| Siemens | 25,947 | 4,219 |
| Siemens Healthineers | 6,953 | 462 |
| Stroeer | 2,221 | 188 |
| Symrise | 4,283 | 592 |
| TeamViewer (1) | 2,628 | 39 |
| Telefonica Deutschland Holding | 32,551 | 85 |
| Zalando (1) | 13,095 | 1,237 |
| | | 19,111 |
| **Corporate Bonds 0.1%** | | |
| BMW U.S. Capital, 2.95%, 4/14/22 (USD) (2) | 295,000 | 299 |
| Volkswagen Group of America Finance, 2.70%, 9/26/22 (USD) (2) | 330,000 | 336 |
| | | 635 |
| **Preferred Stocks 0.0%** | | |
| Sartorius | 76 | 49 |
| Volkswagen | 1,425 | 320 |
| | | 369 |
| **Total Germany (Cost $15,554)** | | **20,115** |

**HONG KONG 0.4%**

| | | |
|---|---|---|
| **Common Stocks 0.4%** | | |
| AIA Group | 220,600 | 2,472 |
| Budweiser Brewing APAC | 310,000 | 850 |
| CK Hutchison Holdings | 25,500 | 171 |
| Galaxy Entertainment Group (1) | 25,000 | 135 |

| | | |
|---|---|---|
| Hong Kong Exchanges & Clearing | 4,900 | 295 |
| Hongkong Land Holdings (USD) | 34,300 | 190 |
| Impro Precision Industries | 225,000 | 69 |
| Samsonite International (1) | 60,000 | 129 |
| SITC International Holdings | 12,000 | 41 |
| Sun Hung Kai Properties | 5,583 | 74 |
| Wharf Real Estate Investment | 8,000 | 45 |
| | | 4,471 |
| **Corporate Bonds 0.0%** | | |
| AIA Group, 3.60%, 4/9/29 (USD) (2) | 265,000 | 289 |
| | | 289 |
| **Total Hong Kong (Cost $3,703)** | | **4,760** |

**HUNGARY 0.1%**

| | | |
|---|---|---|
| **Common Stocks 0.1%** | | |
| OTP Bank (1) | 11,251 | 676 |
| **Total Hungary (Cost $423)** | | **676** |

**ICELAND 0.0%**

| | | |
|---|---|---|
| **Common Stocks 0.0%** | | |
| Marel | 48,572 | 324 |
| **Total Iceland (Cost $344)** | | **324** |

**INDIA 0.8%**

| | | |
|---|---|---|
| **Common Stocks 0.8%** | | |
| Astral | 7,122 | 208 |
| Axis Bank (1) | 24,504 | 245 |
| Blue Star | 8,250 | 106 |
| CreditAccess Grameen (1) | 6,599 | 55 |
| Dr Lal PathLabs | 1,556 | 74 |
| Escorts | 10,357 | 219 |
| Fine Organic Industries | 773 | 34 |
| HDFC Asset Management | 8,579 | 304 |
| HDFC Bank | 51,347 | 1,091 |
| Housing Development Finance | 64,536 | 2,458 |
| ICICI Bank, ADR (USD) | 10,654 | 225 |
| Indus Towers | 36,487 | 133 |
| Info Edge India | 1,173 | 96 |
| Infosys | 48,106 | 1,079 |

| | | |
|---|---|---|
| Kotak Mahindra Bank | 42,557 | 1,164 |
| Maruti Suzuki India | 4,143 | 413 |
| NTPC | 149,095 | 266 |
| Petronet LNG | 23,332 | 72 |
| Polycab India | 5,732 | 174 |
| Shriram Transport Finance | 11,724 | 228 |
| Tata Consultancy Services | 4,728 | 215 |
| TeamLease Services (1) | 2,293 | 138 |
| Torrent Pharmaceuticals | 4,626 | 178 |
| V-Mart Retail (1) | 1,670 | 90 |
| Voltas | 6,023 | 97 |
| Zomato (1) | 27,885 | 49 |
| **Total India (Cost $6,454)** | | **9,411** |

**INDONESIA 0.1%**

**Common Stocks 0.1%**

| | | |
|---|---|---|
| Astra International | 223,700 | 95 |
| Bank Central Asia | 1,249,700 | 661 |
| Sarana Menara Nusantara | 2,114,300 | 173 |
| **Total Indonesia (Cost $486)** | | **929** |

**IRELAND 0.2%**

**Common Stocks 0.0%**

| | | |
|---|---|---|
| Cairn Homes (GBP) | 117,038 | 152 |
| DCC (GBP) | 5,366 | 447 |
| | | 599 |

**Corporate Bonds 0.2%**

| | | |
|---|---|---|
| AerCap Ireland Capital, 2.45%, 10/29/26 (USD) | 150,000 | 151 |
| AerCap Ireland Capital, 3.30%, 1/23/23 (USD) | 150,000 | 154 |
| AerCap Ireland Capital, 4.125%, 7/3/23 (USD) | 150,000 | 157 |
| Avolon Holdings Funding, 3.95%, 7/1/24 (USD) (2) | 70,000 | 74 |
| Avolon Holdings Funding, 5.25%, 5/15/24 (USD) (2) | 215,000 | 233 |
| CRH America Finance, 3.95%, 4/4/28 (USD) (2) | 400,000 | 444 |
| Shire Acquisitions Investments Ireland, 2.875%, 9/23/23 (USD) | 300,000 | 311 |
| SMBC Aviation Capital Finance, 4.125%, 7/15/23 (USD) (2) | 315,000 | 331 |
| | | 1,855 |
| **Total Ireland (Cost $2,290)** | | **2,454** |

## ISRAEL 0.0%

**Corporate Bonds 0.0%**

| | | |
|---|---|---|
| Teva Pharmaceutical Finance IV, 3.65%, 11/10/21 (USD) | 15,000 | 15 |
| **Total Israel (Cost $15)** | | **15** |

## ITALY 0.7%

**Common Stocks 0.6%**

| | | |
|---|---|---|
| Amplifon | 15,693 | 799 |
| Banca Mediolanum | 19,283 | 194 |
| Brunello Cucinelli (1) | 2,293 | 139 |
| Carel Industries | 13,398 | 387 |
| CNH Industrial | 10,542 | 182 |
| Davide Campari-Milano | 38,704 | 550 |
| De' Longhi | 10,094 | 395 |
| DiaSorin | 790 | 179 |
| Enel | 35,857 | 300 |
| Ferrari | 2,993 | 710 |
| FinecoBank Banca Fineco (1) | 42,275 | 807 |
| GVS | 10,500 | 156 |
| Intesa Sanpaolo | 74,375 | 211 |
| Investindustrial Acquisition SPAC/Ermenegildo Zegna PIPE (USD) (1)(7) | 16,408 | 148 |
| Leonardo (1) | 17,852 | 131 |
| Moncler | 5,700 | 410 |
| PRADA (HKD) | 76,900 | 485 |
| Prysmian | 26,682 | 1,009 |
| Stellantis | 12,906 | 258 |
| Telecom Italia | 261,931 | 99 |
| Terna | 2,635 | 20 |
| | | 7,569 |

**Corporate Bonds 0.1%**

| | | |
|---|---|---|
| Enel Finance International, 1.875%, 7/12/28 (USD) (2) | 200,000 | 196 |
| Eni, Series X-R, 4.00%, 9/12/23 (USD) (2) | 295,000 | 311 |
| | | 507 |
| **Total Italy (Cost $5,225)** | | **8,076** |

## JAPAN 4.2%

**Common Stocks 4.2%**

| | | |
|---|---|---|
| Aida Engineering | 8,900 | 81 |
| Aiful (3) | 70,300 | 234 |

| | | |
|---|---|---|
| Aruhi (3) | 11,200 | 130 |
| Asahi Group Holdings | 5,400 | 245 |
| Asahi Kasei | 28,400 | 298 |
| Asics | 6,400 | 159 |
| Astellas Pharma | 65,800 | 1,109 |
| Benefit One | 6,100 | 308 |
| Benesse Holdings | 3,900 | 89 |
| Bridgestone | 4,300 | 190 |
| Central Japan Railway | 1,600 | 237 |
| Chugai Pharmaceutical | 7,200 | 269 |
| Coca-Cola Bottlers Japan Holdings | 3,300 | 45 |
| Coconala (1)(3) | 7,500 | 123 |
| CyberAgent | 35,100 | 588 |
| Dai-ichi Life Holdings | 10,000 | 210 |
| Daiichi Sankyo | 4,600 | 116 |
| Daikin Industries | 3,500 | 767 |
| Daio Paper | 34,400 | 605 |
| Daiwa Office Investment | 6 | 39 |
| Daiwabo Holdings | 13,800 | 243 |
| Demae-Can (1)(3) | 7,300 | 87 |
| Denka | 2,000 | 65 |
| Denso | 3,700 | 268 |
| Dexerials | 1,200 | 24 |
| DIC | 9,200 | 244 |
| Disco | 1,200 | 324 |
| Eiken Chemical | 4,200 | 71 |
| Eisai | 4,400 | 312 |
| Electric Power Development | 21,300 | 282 |
| Ezaki Glico | 3,600 | 131 |
| Fancl | 8,700 | 264 |
| FANUC | 2,000 | 395 |
| Fast Retailing | 400 | 266 |
| Freee (1)(3) | 6,500 | 467 |
| Fujitec | 23,800 | 541 |
| Fujitsu | 2,600 | 449 |
| Fujitsu General | 13,900 | 341 |
| Fukuoka Financial Group | 5,700 | 102 |
| GMO Financial Gate (3) | 700 | 182 |
| GMO Payment Gateway | 2,200 | 279 |
| Hamamatsu Photonics | 9,300 | 552 |
| Hanwa | 5,700 | 171 |
| Heiwa Real Estate | 5,100 | 161 |
| Hikari Tsushin | 3,200 | 493 |
| Hino Motors | 33,300 | 315 |
| Hitachi | 8,600 | 496 |
| Hitachi Metals (1) | 11,700 | 221 |

| | | |
|---|---|---|
| Honda Motor | 4,700 | 139 |
| Horiba | 1,800 | 118 |
| Hoshino Resorts REIT (3) | 48 | 313 |
| Hoshizaki | 12,300 | 1,034 |
| Idec | 5,400 | 114 |
| Industrial & Infrastructure Fund Investment | 77 | 141 |
| INFRONEER Holdings | 24,000 | 199 |
| Japan Metropolitan Fund Invest | 33 | 30 |
| JGC Holdings | 8,600 | 81 |
| JINS Holdings (3) | 2,100 | 133 |
| JMDC (1) | 3,100 | 233 |
| Kansai Paint | 14,600 | 338 |
| Kao | 200 | 11 |
| Keyence | 1,900 | 1,147 |
| Kirin Holdings | 21,600 | 376 |
| Kubota | 19,200 | 409 |
| Kyoritsu Maintenance | 3,700 | 139 |
| Kyowa Kirin | 8,200 | 270 |
| LITALICO | 1,200 | 36 |
| Mabuchi Motor | 2,500 | 86 |
| MatsukiyoCocokara | 7,400 | 328 |
| Media Do (3) | 2,600 | 98 |
| Medley (1)(3) | 2,700 | 80 |
| Mercari (1) | 1,700 | 92 |
| METAWATER | 5,800 | 98 |
| Mitsubishi | 8,600 | 273 |
| Mitsubishi Electric | 104,200 | 1,399 |
| Mitsubishi Estate | 11,200 | 170 |
| Mitsubishi HC Capital | 26,900 | 135 |
| Mitsubishi UFJ Financial Group | 101,800 | 558 |
| Mitsui Fudosan | 35,100 | 803 |
| Mitsui Fudosan Logistics Park | 9 | 48 |
| Mitsui Mining & Smelting | 3,700 | 106 |
| Miura | 11,100 | 427 |
| Modec | 7,500 | 129 |
| Money Forward (1)(3) | 4,000 | 272 |
| Murata Manufacturing | 11,800 | 875 |
| Musashi Seimitsu Industry | 10,100 | 190 |
| Nakanishi | 6,500 | 151 |
| NET One Systems | 6,700 | 220 |
| Nextage | 20,200 | 370 |
| NGK Spark Plug | 5,800 | 93 |
| Nifco | 3,200 | 102 |
| Nintendo | 500 | 221 |
| Nippon Ceramic | 8,100 | 210 |
| Nippon Paint Holdings | 8,800 | 94 |

| | | |
|---|---|---|
| Nippon Sanso Holdings | 3,900 | 92 |
| Nippon Seiki | 22,700 | 228 |
| Nippon Shokubai | 2,400 | 125 |
| Nippon Soda | 4,900 | 147 |
| Nippon Steel | 12,900 | 226 |
| Nippon Telegraph & Telephone | 93,700 | 2,625 |
| Nipro | 20,000 | 203 |
| Nitto Boseki | 2,100 | 67 |
| NTT Data | 40,400 | 810 |
| Obara Group (3) | 4,100 | 131 |
| Omron | 2,500 | 239 |
| Oriental Land | 1,300 | 205 |
| ORIX | 15,300 | 304 |
| Otsuka Holdings | 22,800 | 902 |
| Outsourcing (3) | 7,700 | 148 |
| PALTAC | 2,000 | 89 |
| Pan Pacific International Holdings | 10,200 | 214 |
| Panasonic | 26,000 | 322 |
| Persol Holdings | 20,800 | 559 |
| Pigeon | 2,300 | 53 |
| Plaid (1)(3) | 7,600 | 194 |
| Pola Orbis Holdings | 3,100 | 66 |
| Recruit Holdings | 18,800 | 1,251 |
| Renesas Electronics (1) | 14,900 | 183 |
| Round One | 9,500 | 114 |
| Sakata INX | 13,000 | 126 |
| Sansan (1) | 3,000 | 349 |
| Sanwa Holdings | 13,700 | 160 |
| Sega Sammy Holdings | 10,700 | 152 |
| Seven & i Holdings | 16,500 | 693 |
| Shimadzu | 10,700 | 435 |
| Shin-Etsu Chemical | 200 | 36 |
| Shiseido | 700 | 47 |
| SMC | 500 | 298 |
| SMS | 14,800 | 574 |
| SoftBank | 26,500 | 362 |
| SoftBank Group | 15,300 | 828 |
| Solasto | 37,000 | 448 |
| Sompo Holdings | 5,800 | 252 |
| Sony Group | 6,900 | 799 |
| Stanley Electric | 21,700 | 547 |
| SUMCO | 1,200 | 23 |
| Sumitomo | 35,000 | 499 |
| Sumitomo Densetsu | 10,600 | 203 |
| Sumitomo Electric Industries | 25,100 | 333 |
| Sumitomo Mitsui Trust Holdings | 5,400 | 178 |

| | | |
|---|---|---|
| Sumitomo Rubber Industries | 8,200 | 101 |
| Sumitomo Seika Chemicals | 5,400 | 154 |
| Suzuki Motor | 30,000 | 1,338 |
| Taiheiyo Cement | 14,200 | 302 |
| Taiyo Yuden | 2,500 | 127 |
| Takeda Pharmaceutical | 15,700 | 441 |
| Takuma | 5,800 | 76 |
| TechnoPro Holdings | 20,700 | 662 |
| THK | 5,200 | 112 |
| Tokio Marine Holdings | 8,400 | 442 |
| Tokyo Electron | 1,600 | 746 |
| Tokyo Tatemono | 16,300 | 240 |
| Tosoh | 2,800 | 47 |
| Toyo Tire | 9,300 | 155 |
| Toyota Motor | 82,500 | 1,456 |
| UT Group | 15,200 | 486 |
| V-Cube (3) | 7,700 | 116 |
| Visional (1) | 1,900 | 148 |
| WealthNavi (1) | 4,900 | 134 |
| Welcia Holdings | 7,200 | 269 |
| Yellow Hat | 7,600 | 124 |
| Z Holdings | 88,800 | 551 |
| | | 51,543 |
| **Corporate Bonds 0.0%** | | |
| Mitsubishi UFJ Financial Group, VR, 1.538%, 7/20/27 (USD) (6) | 300,000 | 296 |
| Panasonic, 2.536%, 7/19/22 (USD) (2) | 200,000 | 203 |
| Sumitomo Mitsui Financial Group, 3.748%, 7/19/23 (USD) | 340,000 | 358 |
| | | 857 |
| **Total Japan (Cost $40,523)** | | **52,400** |
| **KAZAKHSTAN 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Halyk Savings Bank of Kazakhstan, GDR (USD) | 12,040 | 217 |
| Kaspi.KZ, GDR (USD) | 2,213 | 320 |
| NAC Kazatomprom, GDR (USD) | 6,182 | 269 |
| **Total Kazakhstan (Cost $581)** | | **806** |
| **KENYA 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Equity Group Holdings (1) | 231,900 | 104 |

| | | |
|---|---|---|
| Safaricom | 883,000 | 334 |
| **Total Kenya (Cost $391)** | | **438** |

**LUXEMBOURG 0.0%**

| | | |
|---|---|---|
| **Common Stocks 0.0%** | | |
| Ardagh Metal Packaging (USD) (1) | 1,498 | 15 |
| Majorel Group Luxembourg (1) | 4,459 | 160 |
| Shurgard Self Storage | 636 | 39 |
| **Total Luxembourg (Cost $200)** | | **214** |

**MEXICO 0.1%**

| | | |
|---|---|---|
| **Common Stocks 0.1%** | | |
| Grupo Aeroportuario del Sureste, ADR (USD) | 3,431 | 692 |
| Grupo Financiero Banorte, Class O | 60,800 | 384 |
| Grupo Mexico, Series B | 12,325 | 54 |
| Wal-Mart de Mexico | 156,793 | 546 |
| | | 1,676 |
| **Corporate Bonds 0.0%** | | |
| BBVA Bancomer, 4.375%, 4/10/24 (USD) (2) | 150,000 | 161 |
| | | 161 |
| **Total Mexico (Cost $1,491)** | | **1,837** |

**MOROCCO 0.0%**

| | | |
|---|---|---|
| **Common Stocks 0.0%** | | |
| Attijariwafa Bank | 3,044 | 164 |
| Hightech Payment Systems | 203 | 160 |
| Label Vie | 176 | 91 |
| **Total Morocco (Cost $350)** | | **415** |

**NETHERLANDS 1.4%**

| | | |
|---|---|---|
| **Common Stocks 1.3%** | | |
| Aalberts | 2,431 | 135 |
| Adyen (1) | 25 | 75 |
| AerCap Holdings (USD) (1) | 3,100 | 183 |
| Akzo Nobel | 15,614 | 1,794 |
| Argenx, ADR (USD) (1) | 1,560 | 471 |
| ASML Holding | 5,525 | 4,491 |
| ASML Holding (USD) | 1,744 | 1,418 |

| | | |
|---|---|---|
| CTP | 2,458 | 52 |
| Heineken | 3,978 | 440 |
| IMCD | 1,945 | 432 |
| ING Groep | 138,066 | 2,094 |
| Intertrust (1) | 6,589 | 100 |
| Just Eat Takeaway.com (1) | 2,807 | 202 |
| Kendrion | 2,187 | 51 |
| Koninklijke DSM | 4,415 | 965 |
| Koninklijke Philips | 22,943 | 1,082 |
| Prosus | 21,540 | 1,897 |
| Signify | 3,223 | 156 |
| Van Lanschot Kempen, CVA | 3,799 | 105 |
| | | 16,143 |
| **Corporate Bonds 0.1%** | | |
| ING Groep, 3.55%, 4/9/24 (USD) | 255,000 | 271 |
| JDE Peet's, 1.375%, 1/15/27 (USD) (2) | 290,000 | 282 |
| Shell International Finance, 3.25%, 5/11/25 (USD) | 75,000 | 80 |
| | | 633 |
| **Total Netherlands (Cost $9,939)** | | **16,776** |
| **NEW ZEALAND 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Fisher & Paykel Healthcare | 19,922 | 446 |
| **Total New Zealand (Cost $124)** | | **446** |
| **NORWAY 0.2%** | | |
| **Common Stocks 0.2%** | | |
| Aker BP | 1,164 | 45 |
| Borregaard | 1,000 | 24 |
| DNB Bank (3) | 28,320 | 674 |
| Equinor | 28,611 | 725 |
| Norsk Hydro | 5,962 | 44 |
| Storebrand | 38,192 | 409 |
| **Total Norway (Cost $1,025)** | | **1,921** |
| **PAKISTAN 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Indus Motor | 7,760 | 54 |
| Systems | 31,900 | 129 |

| | | |
|---|---|---|
| TRG Pakistan | 145,000 | 101 |
| **Total Pakistan (Cost $298)** | | **284** |

**PANAMA 0.0%**

| | | |
|---|---|---|
| **Government Bonds 0.0%** | | |
| Republic of Panama, 6.70%, 1/26/36 (USD) | 25,000 | 33 |
| **Total Panama (Cost $27)** | | **33** |

**PERU 0.0%**

| | | |
|---|---|---|
| **Common Stocks 0.0%** | | |
| Alicorp | 30,881 | 50 |
| Credicorp (USD) | 1,273 | 165 |
| InRetail Peru (USD) | 1,337 | 49 |
| Southern Copper (USD) | 2,646 | 159 |
| **Total Peru (Cost $371)** | | **423** |

**PHILIPPINES 0.1%**

| | | |
|---|---|---|
| **Common Stocks 0.1%** | | |
| Converge Information and Communications Technology Solutions (1) | 57,200 | 36 |
| Philippine Seven (1) | 19,040 | 34 |
| SM Investments | 38,636 | 740 |
| Universal Robina | 128,720 | 353 |
| **Total Philippines (Cost $1,036)** | | **1,163** |

**POLAND 0.0%**

| | | |
|---|---|---|
| **Common Stocks 0.0%** | | |
| InPost (EUR) (1) | 9,956 | 142 |
| | | 142 |
| **Government Bonds 0.0%** | | |
| Republic of Poland, 3.25%, 4/6/26 (USD) | 55,000 | 59 |
| | | 59 |
| **Total Poland (Cost $258)** | | **201** |

| | | |
|---|---|---|
| **PORTUGAL 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Banco Comercial Portugues, Class R (1)(3) | 384,679 | 69 |
| Galp Energia | 57,038 | 593 |
| Jeronimo Martins | 42,026 | 952 |
| **Total Portugal (Cost $1,512)** | | **1,614** |
| **QATAR 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Qatar National Bank | 60,286 | 340 |
| **Total Qatar (Cost $316)** | | **340** |
| **ROMANIA 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Banca Transilvania | 506,560 | 298 |
| BRD-Groupe Societe Generale | 14,370 | 62 |
| Fondul Proprietatea | 59,302 | 23 |
| **Total Romania (Cost $357)** | | **383** |
| **RUSSIA 0.3%** | | |
| **Common Stocks 0.3%** | | |
| Alrosa | 87,050 | 154 |
| HeadHunter Group, ADR (USD) | 4,000 | 211 |
| Mail.Ru Group, GDR (USD) (1) | 13,611 | 278 |
| MMC Norilsk Nickel | 239 | 75 |
| Ozon Holdings, ADR (USD) (1) | 7,193 | 324 |
| Polyus | 410 | 81 |
| Sberbank of Russia, ADR (USD) | 79,749 | 1,599 |
| X5 Retail Group, GDR (USD) | 14,283 | 487 |
| Yandex, Class A (USD) (1) | 6,097 | 505 |
| **Total Russia (Cost $2,407)** | | **3,714** |
| **SAUDI ARABIA 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Al Rajhi Bank | 13,397 | 495 |
| Saudi National Bank | 32,279 | 567 |
| | | 1,062 |

| | | |
|---|---|---|
| **Corporate Bonds 0.0%** | | |
| Saudi Arabian Oil, 2.875%, 4/16/24 (USD) (2) | 245,000 | 255 |
| | | 255 |
| **Total Saudi Arabia (Cost $851)** | | **1,317** |

**SINGAPORE 0.4%**

| | | |
|---|---|---|
| **Common Stocks 0.4%** | | |
| CapitaLand Integrated Commercial Trust | 32,200 | 51 |
| DBS Group Holdings | 9,900 | 231 |
| Mapletree Industrial Trust | 11,889 | 24 |
| Sea, ADR (USD) (1) | 10,584 | 3,636 |
| United Overseas Bank | 35,800 | 712 |
| Wilmar International | 104,300 | 334 |
| **Total Singapore (Cost $2,629)** | | **4,988** |

**SLOVENIA 0.0%**

| | | |
|---|---|---|
| **Common Stocks 0.0%** | | |
| Nova Ljubljanska Banka, GDR | 12,024 | 206 |
| **Total Slovenia (Cost $152)** | | **206** |

**SOUTH AFRICA 0.2%**

| | | |
|---|---|---|
| **Common Stocks 0.2%** | | |
| Capitec Bank Holdings | 3,705 | 414 |
| Clicks Group | 17,695 | 323 |
| FirstRand | 88,618 | 337 |
| Impala Platinum Holdings | 1,017 | 13 |
| Naspers, Class N | 884 | 150 |
| Shoprite Holdings | 35,525 | 422 |
| Sibanye Stillwater | 11,444 | 40 |
| | | 1,699 |
| **Corporate Bonds 0.0%** | | |
| Anglo American Capital, 2.625%, 9/10/30 (USD) (2) | 200,000 | 197 |
| | | 197 |
| **Total South Africa (Cost $1,464)** | | **1,896** |

## SOUTH KOREA 0.8%

**Common Stocks 0.8%**

| | | |
|---|---|---|
| Coupang (USD) (1) | 17,922 | 533 |
| KakaoBank (1) | 491 | 26 |
| KT | 7,531 | 197 |
| KT, ADR (USD) | 9,568 | 123 |
| LG Household & Health Care | 1,628 | 1,629 |
| NAVER | 6,390 | 2,222 |
| Samsung Electronics | 81,109 | 4,856 |
| | | 9,586 |

**Preferred Stocks 0.0%**

| | | |
|---|---|---|
| Samsung Electronics | 5,351 | 294 |
| | | 294 |
| **Total South Korea (Cost $6,360)** | | **9,880** |

## SPAIN 0.5%

**Common Stocks 0.5%**

| | | |
|---|---|---|
| Aedas Homes | 15,507 | 446 |
| Amadeus IT Group, Class A (1) | 20,590 | 1,377 |
| Banco Bilbao Vizcaya Argentaria (3) | 44,301 | 310 |
| Cellnex Telecom | 14,086 | 866 |
| CIE Automotive | 3,514 | 96 |
| Fluidra | 17,703 | 676 |
| Iberdrola | 89,809 | 1,061 |
| Indra Sistemas (1) | 9,465 | 114 |
| Inmobiliaria Colonial Socimi | 23,000 | 224 |
| Laboratorios Farmaceuticos Rovi | 5,709 | 401 |
| Linea Directa Aseguradora Cia de Seguros y Reaseguros | 40,739 | 82 |
| | | 5,653 |

**Corporate Bonds 0.0%**

| | | |
|---|---|---|
| Banco Santander, 3.49%, 5/28/30 (USD) | 200,000 | 213 |
| Banco Santander, 3.848%, 4/12/23 (USD) | 200,000 | 209 |
| | | 422 |
| **Total Spain (Cost $4,625)** | | **6,075** |

## SWEDEN 0.6%

**Common Stocks 0.6%**

| | | |
|---|---|---|
| Ambea | 16,731 | 116 |
| Assa Abloy, B Shares | 21,778 | 639 |

| | | |
|---|---|---|
| Atlas Copco, B Shares | 534 | 29 |
| Autoliv, SDR | 2,437 | 236 |
| Avanza Bank Holding | 7,306 | 291 |
| Beijer Ref | 5,185 | 106 |
| Boliden | 7,981 | 281 |
| Elekta, B Shares | 17,885 | 208 |
| Epiroc, A Shares (3) | 36,225 | 901 |
| Epiroc, Class B | 2,356 | 50 |
| Essity, Class B | 3,419 | 111 |
| Fabege | 2,844 | 48 |
| Granges | 6,349 | 69 |
| Hexpol | 2,018 | 24 |
| Husqvarna, B Shares | 31,264 | 446 |
| Industrivarden, A Shares (3) | 47 | 2 |
| LM Ericsson, B Shares | 46,835 | 511 |
| Lundin Energy | 6,069 | 240 |
| Millicom International Cellular, SDR (1) | 3,243 | 114 |
| MIPS | 1,308 | 158 |
| Olink Holding, ADR (USD) (1) | 4,110 | 132 |
| Sandvik | 8,563 | 217 |
| Spotify Technology (USD) (1) | 1,096 | 317 |
| Svenska Cellulosa, Class B | 2,184 | 34 |
| Svenska Handelsbanken, Class A | 30,018 | 344 |
| Swedbank, Class A (3) | 57,036 | 1,237 |
| Thule Group | 9,767 | 564 |
| Trelleborg, Class B | 8,582 | 197 |
| Vimian Group (1) | 8,340 | 92 |
| **Total Sweden (Cost $5,053)** | | **7,714** |

**SWITZERLAND 1.4%**

**Common Stocks 1.3%**

| | | |
|---|---|---|
| ABB | 15,201 | 503 |
| Alcon | 12,550 | 1,041 |
| ams (1) | 10,232 | 202 |
| Barry Callebaut | 407 | 942 |
| DKSH Holding | 2,330 | 187 |
| Julius Baer Group | 19,474 | 1,409 |
| Lonza Group | 1,521 | 1,250 |
| Montana Aerospace (1) | 5,935 | 212 |
| Nestle | 18,824 | 2,483 |
| Novartis | 16,014 | 1,324 |
| Partners Group Holding | 261 | 456 |
| PolyPeptide Group (1) | 1,437 | 184 |
| PSP Swiss Property | 143 | 18 |

| | | |
|---|---|---|
| Roche Holding | 8,657 | 3,354 |
| Sensirion Holding (1) | 1,143 | 165 |
| SKAN Group | 325 | 26 |
| TE Connectivity (USD) | 1,079 | 157 |
| Tecan Group | 329 | 202 |
| UBS Group | 18,723 | 341 |
| Valora Holding (1) | 620 | 118 |
| Zurich Insurance Group | 3,769 | 1,670 |
| | | 16,244 |
| **Corporate Bonds 0.1%** | | |
| Alcon Finance, 2.60%, 5/27/30 (USD) (2) | 235,000 | 238 |
| Credit Suisse Group, VR, 2.997%, 12/14/23 (USD) (2)(6) | 250,000 | 256 |
| UBS Group, VR, 1.364%, 1/30/27 (USD) (2)(6) | 300,000 | 294 |
| | | 788 |
| **Total Switzerland (Cost $11,356)** | | **17,032** |
| **TAIWAN 1.0%** | | |
| **Common Stocks 1.0%** | | |
| Largan Precision | 7,000 | 522 |
| MediaTek | 15,000 | 494 |
| President Chain Store | 56,000 | 566 |
| Taiwan Semiconductor Manufacturing | 446,000 | 9,464 |
| Taiwan Semiconductor Manufacturing, ADR (USD) | 7,766 | 883 |
| Unimicron Technology | 21,000 | 144 |
| Vanguard International Semiconductor | 66,000 | 344 |
| Win Semiconductors | 9,000 | 116 |
| **Total Taiwan (Cost $6,432)** | | **12,533** |
| **THAILAND 0.1%** | | |
| **Common Stocks 0.1%** | | |
| Airports of Thailand | 115,500 | 225 |
| CP ALL | 571,100 | 1,087 |
| **Total Thailand (Cost $1,325)** | | **1,312** |
| **TURKEY 0.0%** | | |
| **Common Stocks 0.0%** | | |
| D-MARKET Elektronik Hizmetler ve Ticaret, ADR (USD) (1) | 24,975 | 114 |
| **Total Turkey (Cost $300)** | | **114** |

## UNITED ARAB EMIRATES 0.1%

**Common Stocks 0.1%**

| | | |
|---|---|---|
| Air Arabia (1) | 254,522 | 97 |
| First Abu Dhabi Bank | 93,703 | 455 |
| Network International Holdings (GBP) (1) | 104,367 | 460 |
| **Total United Arab Emirates (Cost $885)** | | **1,012** |

## UNITED KINGDOM 3.5%

**Common Stocks 3.3%**

| | | |
|---|---|---|
| Abcam (1) | 17,703 | 403 |
| AJ Bell | 19,886 | 111 |
| Amcor, CDI (AUD) | 44,918 | 544 |
| Anglo American | 1,834 | 70 |
| Ascential (1) | 181,014 | 1,000 |
| Ashtead Group | 15,320 | 1,284 |
| ASOS (1) | 19,498 | 662 |
| AstraZeneca | 9,154 | 1,145 |
| AstraZeneca, ADR (USD) | 86,599 | 5,402 |
| Auction Technology Group (1) | 12,176 | 236 |
| Aviva | 50,031 | 270 |
| Baltic Classifieds Group (1) | 78,936 | 235 |
| BHP Group | 33,807 | 893 |
| Big Yellow Group | 1,555 | 31 |
| boohoo Group (1) | 65,488 | 163 |
| Bridgepoint Group (1) | 94,730 | 644 |
| British American Tobacco | 5,260 | 183 |
| Bunzl | 5,241 | 194 |
| Burberry Group | 8,560 | 226 |
| Bytes Technology Group (1) | 23,868 | 175 |
| Close Brothers Group | 4,849 | 96 |
| Compass Group (1) | 19,824 | 421 |
| Croda International | 2,991 | 387 |
| CVS Group (1) | 5,391 | 184 |
| Dechra Pharmaceuticals | 8,880 | 621 |
| Deliveroo (1) | 23,200 | 86 |
| Derwent London | 5,879 | 272 |
| Diageo | 10,049 | 500 |
| Direct Line Insurance Group | 72,552 | 290 |
| Dr. Martens (1) | 57,282 | 290 |
| Draper Esprit (1) | 33,572 | 443 |
| Endava, ADR (USD) (1) | 652 | 103 |
| Experian | 14,657 | 672 |

| | | |
|---|---|---|
| FD Technologies (1) | 5,367 | 153 |
| Frontier Developments (1) | 3,276 | 110 |
| Funding Circle Holdings (1) | 74,146 | 159 |
| Genuit Group | 20,308 | 184 |
| Genus | 4,331 | 328 |
| Georgia Capital (1) | 10,920 | 90 |
| GlaxoSmithKline, ADR (USD) | 20,636 | 874 |
| Great Portland Estates | 86,546 | 865 |
| Greggs | 11,089 | 464 |
| Hargreaves Lansdown | 3,520 | 74 |
| Helios Towers (1) | 111,328 | 235 |
| Howden Joinery Group | 53,279 | 671 |
| HSBC Holdings | 25,942 | 156 |
| Imperial Brands | 10,744 | 227 |
| Informa (1) | 22,752 | 162 |
| InterContinental Hotels Group (1) | 6,393 | 448 |
| Intermediate Capital Group | 14,784 | 443 |
| Investec | 19,734 | 89 |
| IP Group | 35,746 | 59 |
| IQE (1) | 251,152 | 161 |
| Johnson Matthey | 10,191 | 381 |
| Keywords Studios | 8,527 | 330 |
| Kingfisher | 112,578 | 517 |
| Lloyds Banking Group | 943,849 | 646 |
| London Stock Exchange Group | 18,987 | 1,848 |
| Meggitt (1) | 44,069 | 452 |
| Melrose Industries | 169,660 | 366 |
| Mondi | 23,423 | 585 |
| National Express Group (1) | 45,527 | 142 |
| National Grid | 67,150 | 860 |
| Next | 5,557 | 606 |
| Ninety One | 11,002 | 39 |
| Ocado Group (1) | 17,463 | 431 |
| Oxford Nanopore Technologies (1) | 12,488 | 95 |
| Persimmon | 8,378 | 312 |
| Playtech (1) | 13,408 | 128 |
| Renishaw | 2,763 | 190 |
| Rightmove | 12,566 | 119 |
| Rio Tinto | 2,024 | 126 |
| Rolls-Royce Holdings (1) | 164,746 | 297 |
| Rotork | 28,664 | 139 |
| Royal Dutch Shell, B Shares | 18,574 | 426 |
| Royal Dutch Shell, Class B, ADR (USD) | 5,307 | 243 |
| RWS Holdings | 12,086 | 103 |
| Segro | 23,298 | 412 |
| Smith & Nephew | 44,783 | 773 |

| | | |
|---|---|---|
| Smiths Group | 11,421 | 212 |
| Spirax-Sarco Engineering | 1,160 | 248 |
| SSP Group (1) | 40,533 | 143 |
| Standard Chartered | 20,603 | 139 |
| Syncona (1) | 37,486 | 102 |
| THG (1) | 43,550 | 129 |
| Trainline (1) | 96,215 | 418 |
| Unilever (EUR) | 5,593 | 299 |
| Unilever | 27,130 | 1,453 |
| UNITE Group | 1,433 | 21 |
| Victorian Plumbing Group (1) | 30,590 | 76 |
| Victrex | 6,221 | 195 |
| Vodafone Group | 166,492 | 245 |
| Vodafone Group, ADR (USD) | 19,782 | 296 |
| Watches of Switzerland Group (1) | 21,591 | 335 |
| Weir Group | 12,721 | 302 |
| Whitbread (1) | 5,259 | 235 |
| WPP | 51,254 | 741 |
| YouGov | 20,514 | 371 |
| | | 40,714 |
| **Corporate Bonds 0.2%** | | |
| BAT Capital, 4.39%, 8/15/37 (USD) | 275,000 | 294 |
| Coca-Cola Europacific Partners, 1.50%, 1/15/27 (USD) (2) | 210,000 | 208 |
| Experian Finance, 2.75%, 3/8/30 (USD) (2) | 200,000 | 205 |
| HSBC Holdings, VR, 2.206%, 8/17/29 (USD) (6) | 200,000 | 197 |
| HSBC Holdings, VR, 2.848%, 6/4/31 (USD) (6) | 280,000 | 284 |
| Nationwide Building Society, 1.50%, 10/13/26 (USD) (2) | 405,000 | 398 |
| NatWest Group, VR, 4.519%, 6/25/24 (USD) (6) | 300,000 | 317 |
| NatWest Markets, 2.375%, 5/21/23 (USD) (2) | 240,000 | 246 |
| RELX Capital, 3.00%, 5/22/30 (USD) | 100,000 | 105 |
| RELX Capital, 3.50%, 3/16/23 (USD) | 45,000 | 47 |
| Unilever Capital, 3.00%, 3/7/22 (USD) | 150,000 | 151 |
| | | 2,452 |
| **Total United Kingdom (Cost $35,183)** | | **43,166** |
| **UNITED STATES 68.1%** | | |
| **Asset-Backed Securities 0.4%** | | |
| AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29%, 6/18/27 | 150,000 | 148 |
| Avis Budget Rental Car Funding AESOP, Series 2016-2A, Class A, 2.72%, 11/20/22 (2) | 25,000 | 25 |
| Avis Budget Rental Car Funding AESOP, Series 2019-2A, Class B, 3.55%, 9/22/25 (2) | 105,000 | 110 |

| | | |
|---|---|---|
| CarMax Auto Owner Trust, Series 2018-2, Class A3, 2.98%, 1/17/23 | 273 | – |
| CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28%, 7/15/27 | 90,000 | 89 |
| CIFC Funding, Series 2021-3A, Class A, CLO, FRN, 3M USD LIBOR + 1.14%, 1.264%, 7/15/36 (2) | 250,000 | 250 |
| CNH Equipment Trust, Series 2019-C, Class B, 2.35%, 4/15/27 | 170,000 | 175 |
| DRIVEN BRANDS FUNDING, Series 2020-2A, Class A2, 3.237%, 1/20/51 (2) | 129,025 | 132 |
| DRIVEN BRANDS FUNDING, Series 2021-1A, Class A2, 2.791%, 10/20/51 (2) | 130,000 | 129 |
| Dryden, Series 2020-77A, Class AR, CLO, FRN, 3M USD LIBOR + 1.12%, 1.254%, 5/20/34 (2) | 250,000 | 250 |
| Exeter Automobile Receivables Trust, Series 2021-1A, Class C, 0.74%, 1/15/26 | 215,000 | 215 |
| Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.98%, 6/15/26 | 75,000 | 75 |
| Ford Credit Auto Owner Trust, Series 2019-1, Class B, 3.82%, 7/15/30 (2) | 205,000 | 216 |
| Ford Credit Auto Owner Trust, Series 2020-2, Class C, 1.74%, 4/15/33 (2) | 115,000 | 114 |
| Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class B, 1.32%, 9/15/27 | 205,000 | 202 |
| GM Financial Consumer Automobile Receivables Trust, Series 2018-2, Class A3, 2.81%, 12/16/22 | 2,845 | 3 |
| GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class D, 1.91%, 9/16/27 | 90,000 | 91 |
| Hardee's Funding, Series 2018-1A, Class A2II, 4.959%, 6/20/48 (2) | 106,700 | 112 |
| JPMorgan Chase Bank, Series 2021-2, Class C, 0.969%, 12/26/28 (2) | 261,192 | 261 |
| Magnetite XXIII, Series 2019-23A, Class A, CLO, FRN, 3M USD LIBOR + 1.30%, 1.424%, 10/25/32 (2) | 255,000 | 256 |
| MVW, Series 2019-2A, Class A, 2.22%, 10/20/38 (2) | 163,156 | 165 |
| MVW, Series 2021-1WA, Class B, 1.44%, 1/22/41 (2) | 89,600 | 89 |
| Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.13%, 2/15/68 (2) | 87,976 | 90 |
| Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.60%, 8/15/68 (2) | 80,440 | 82 |
| Navient Private Education Refi Loan Trust, Series 2019-GA, Class A, 2.40%, 10/15/68 (2) | 92,407 | 94 |
| Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.17%, 9/16/69 (2) | 50,271 | 50 |
| Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.31%, 1/15/69 (2) | 61,036 | 61 |
| Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.84%, 5/15/69 (2) | 69,403 | 69 |

| | | |
|---|---|---|
| Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32%, 4/20/62 (2) | 270,354 | 268 |
| Planet Fitness Master Issuer, Series 2018-1A, Class A2I, 4.262%, 9/5/48 (2) | 198,850 | 199 |
| ServiceMaster Funding, Series 2021-1, Class A2I, 2.865%, 7/30/51 (2) | 130,000 | 128 |
| Sierra Timeshare Receivables Funding, Series 2018-2A, Class A, 3.50%, 6/20/35 (2) | 38,263 | 39 |
| SMB Private Education Loan Trust, Series 2015-B, Class A3, ARM, 1M USD LIBOR + 1.75%, 1.84%, 5/17/32 (2) | 130,000 | 131 |
| SMB Private Education Loan Trust, Series 2016-A, Class A2A, 2.70%, 5/15/31 (2) | 94,157 | 96 |
| SMB Private Education Loan Trust, Series 2016-B, Class A2B, ARM, 1M USD LIBOR + 1.45%, 1.54%, 2/17/32 (2) | 117,275 | 119 |
| SMB Private Education Loan Trust, Series 2017-A, Class A2A, 2.88%, 9/15/34 (2) | 172,333 | 176 |
| SMB Private Education Loan Trust, Series 2018-B, Class A2A, 3.60%, 1/15/37 (2) | 66,829 | 70 |
| SMB Private Education Loan Trust, Series 2019-A, Class A2B, ARM, 1M USD LIBOR + 0.87%, 0.96%, 7/15/36 (2) | 76,845 | 78 |
| SMB Private Education Loan Trust, Series 2020-B, Class A1A, 1.29%, 7/15/53 (2) | 98,195 | 98 |
| SMB Private Education Loan Trust, Series 2021-A, Class APT1, 1.07%, 1/15/53 (2) | 218,858 | 214 |
| Synchrony Credit Card Master Note Trust, Series 2017-2, Class A, 2.62%, 10/15/25 | 50,000 | 51 |
| | | 5,220 |
| **Bond Mutual Funds 19.4%** | | |
| T. Rowe Price Dynamic Global Bond Fund - I Class, 2.82% (8)(9) | 2,871,447 | 27,939 |
| T. Rowe Price Emerging Markets Local Currency Bond Fund - Investor Class, 5.66% (8)(9) | 4,947,225 | 28,100 |
| T. Rowe Price Institutional Emerging Markets Bond Fund, 4.32% (8)(9) | 5,522,551 | 45,174 |
| T. Rowe Price Institutional Floating Rate Fund - Institutional Class, 3.58% (8)(9) | 2,196,472 | 21,460 |
| T. Rowe Price Institutional High Yield Fund - Institutional Class, 3.93% (8)(9) | 3,046,145 | 26,867 |
| T. Rowe Price International Bond Fund - I Class, 1.26% (8)(9) | 4,105,740 | 37,773 |
| T. Rowe Price International Bond Fund (USD Hedged) - I Class, 1.31% (8)(9) | 621,684 | 6,236 |
| T. Rowe Price Ultra Short-Term Bond Fund - I Class, 0.65% (8)(9) | 9,091,351 | 46,184 |
| | | 239,733 |
| **Common Stocks 27.6%** | | |
| Abbott Laboratories | 3,401 | 438 |
| AbbVie | 18,307 | 2,099 |

| | | |
|---|---|---|
| Acadia Realty Trust, REIT | 8,053 | 172 |
| Accenture, Class A | 714 | 256 |
| Advanced Micro Devices (1) | 10,556 | 1,269 |
| AES | 23,383 | 588 |
| Affirm Holdings (1) | 3,504 | 569 |
| AGCO | 229 | 28 |
| Agilent Technologies | 13,555 | 2,135 |
| Agree Realty, REIT | 28 | 2 |
| Air Products & Chemicals | 1,687 | 506 |
| Alamo Group | 164 | 25 |
| Albemarle | 634 | 159 |
| Alexandria Real Estate Equities, REIT | 4,914 | 1,003 |
| Align Technology (1) | 183 | 114 |
| Alphabet, Class A (1) | 460 | 1,362 |
| Alphabet, Class C (1) | 8,210 | 24,346 |
| Amazon.com (1) | 3,895 | 13,136 |
| Ameren | 508 | 43 |
| American Campus Communities, REIT | 2,697 | 145 |
| American International Group | 97,385 | 5,754 |
| Analog Devices | 14,493 | 2,514 |
| Anthem | 6,009 | 2,615 |
| Apartment Income REIT, REIT | 1,779 | 95 |
| Apple | 38,029 | 5,697 |
| Apple Hospitality REIT, REIT | 9,051 | 142 |
| Applied Materials | 17,351 | 2,371 |
| Atlassian, Class A (1) | 900 | 412 |
| AvalonBay Communities, REIT | 1,311 | 310 |
| Avery Dennison | 1,603 | 349 |
| Ball | 1,158 | 106 |
| Bank of America | 78,048 | 3,729 |
| Becton Dickinson & Company | 4,423 | 1,060 |
| Bill.com Holdings (1) | 1,066 | 314 |
| Bluescape Opportunities Acquisition (1) | 993 | 10 |
| Booking Holdings (1) | 175 | 424 |
| Bright Horizons Family Solutions (1) | 2,656 | 441 |
| Broadcom | 4,737 | 2,519 |
| Burlington Stores (1) | 1,705 | 471 |
| Cactus, Class A | 823 | 36 |
| Camden Property Trust, REIT | 11,140 | 1,817 |
| Canva, Acquisition Date: 8/16/21, Cost $58 (1)(4)(5) | 34 | 58 |
| Carvana (1) | 4,430 | 1,343 |
| Caterpillar | 1,290 | 263 |
| Cedar Fair (1) | 20,782 | 966 |
| Centene (1) | 26,036 | 1,855 |
| Ceridian HCM Holding (1) | 4,382 | 549 |
| CF Industries Holdings | 698 | 40 |

| | | |
|---|---|---|
| ChampionX (1) | 1,463 | 38 |
| Charles Schwab | 71,659 | 5,878 |
| Charter Communications, Class A (1) | 1,571 | 1,060 |
| Chevron | 1,355 | 155 |
| Chipotle Mexican Grill (1) | 334 | 594 |
| Chubb | 15,259 | 2,981 |
| Cigna | 1,901 | 406 |
| Cintas | 248 | 107 |
| Citigroup | 4,234 | 293 |
| CME Group | 3,300 | 728 |
| CMS Energy | 4,076 | 246 |
| ConocoPhillips | 3,007 | 224 |
| Cooper | 1,053 | 439 |
| Copart (1) | 1,392 | 216 |
| CoStar Group (1) | 8,187 | 705 |
| Coupa Software (1) | 660 | 150 |
| Crowdstrike Holdings, Class A (1) | 388 | 109 |
| CSX | 54,571 | 1,974 |
| CubeSmart, REIT | 4,803 | 264 |
| Danaher | 18,879 | 5,886 |
| Darling Ingredients (1) | 582 | 49 |
| Datadog, Class A (1) | 1,097 | 183 |
| Deere | 724 | 248 |
| DENTSPLY SIRONA | 15,155 | 867 |
| Devon Energy | 2,956 | 118 |
| DocuSign (1) | 1,586 | 441 |
| Dollar General | 3,583 | 794 |
| Dominion Energy | 13,783 | 1,047 |
| DoorDash, Class A (1) | 3,257 | 634 |
| Douglas Emmett, REIT | 5,019 | 164 |
| East West Bancorp | 9,211 | 732 |
| EastGroup Properties, REIT | 560 | 111 |
| Elanco Animal Health (1) | 35,429 | 1,165 |
| Element Solutions | 2,321 | 53 |
| Eli Lilly | 9,905 | 2,523 |
| Entegris | 420 | 59 |
| EOG Resources | 12,359 | 1,143 |
| EPAM Systems (1) | 42 | 28 |
| EPR Properties, REIT | 171 | 9 |
| Equifax | 415 | 115 |
| Equinix, REIT | 449 | 376 |
| Equitable Holdings | 39,805 | 1,333 |
| Equity LifeStyle Properties, REIT | 14,771 | 1,248 |
| Equity Residential, REIT | 3,558 | 307 |
| Essential Properties Realty Trust, REIT | 259 | 8 |
| Essex Property Trust, REIT | 843 | 287 |

| | | |
|---|---|---|
| Euronet Worldwide (1) | 12,328 | 1,383 |
| Eversource Energy | 6,927 | 588 |
| Federal Realty Investment Trust, REIT | 494 | 59 |
| Fidelity National Information Services | 7,518 | 833 |
| Fiserv (1) | 11,063 | 1,090 |
| Fortinet (1) | 1,518 | 511 |
| Fortive | 18,305 | 1,386 |
| Freeport-McMoRan | 8,785 | 331 |
| General Electric | 82,423 | 8,644 |
| Global Payments | 6,832 | 977 |
| Goldman Sachs Group | 6,711 | 2,774 |
| Gusto, Acquisition Date: 10/4/21, Cost $24 (1)(4)(5) | 826 | 24 |
| Halliburton | 38,712 | 967 |
| Hartford Financial Services Group | 30,768 | 2,244 |
| HCA Healthcare | 14,373 | 3,600 |
| Healthcare Realty Trust, REIT | 2,634 | 87 |
| Healthcare Trust of America, Class A, REIT | 2,197 | 73 |
| Hess | 2,936 | 242 |
| Highwoods Properties, REIT | 803 | 36 |
| Hilton Worldwide Holdings (1) | 12,026 | 1,731 |
| Home Depot | 4,773 | 1,774 |
| Honeywell International | 5,571 | 1,218 |
| Host Hotels & Resorts, REIT (1) | 1,810 | 30 |
| Howard Hughes (1) | 833 | 73 |
| Hubbell | 6,085 | 1,213 |
| Humana | 2,369 | 1,097 |
| IDACORP | 195 | 20 |
| Illinois Tool Works | 765 | 174 |
| Innovative Industrial Properties, REIT | 10 | 3 |
| International Flavors & Fragrances | 5,542 | 817 |
| International Paper | 44,469 | 2,209 |
| Intuit | 4,011 | 2,511 |
| Intuitive Surgical (1) | 6,381 | 2,304 |
| Jacobs Engineering Group | 9,241 | 1,298 |
| Johnson & Johnson | 3,569 | 581 |
| JPMorgan Chase | 409 | 69 |
| Kadant | 105 | 23 |
| Keurig Dr Pepper | 18,128 | 654 |
| Kilroy Realty, REIT | 2,027 | 137 |
| Kimco Realty, REIT | 3,616 | 82 |
| KLA | 2,052 | 765 |
| Kodiak Sciences (1) | 879 | 103 |
| Legalzoom.com (1) | 4,208 | 118 |
| Lexington Realty Trust, REIT | 131 | 2 |
| Liberty Media-Liberty Formula One, Class C (1) | 18,945 | 1,057 |
| Linde (EUR) | 918 | 295 |

| | | |
|---|---|---|
| Linde | 9,817 | 3,134 |
| Live Nation Entertainment (1) | 15,760 | 1,594 |
| Lululemon Athletica (1) | 3,649 | 1,700 |
| Magnolia Oil & Gas, Class A | 2,027 | 42 |
| Marriott International, Class A (1) | 15,322 | 2,452 |
| Marsh & McLennan | 4,672 | 779 |
| Martin Marietta Materials | 2,445 | 961 |
| Marvell Technology | 4,961 | 340 |
| Mastercard, Class A | 4,482 | 1,504 |
| Medtronic | 22,360 | 2,680 |
| Merck | 1,219 | 107 |
| Meta Platforms (1) | 17,489 | 5,659 |
| MetLife | 21,791 | 1,368 |
| MGM Resorts International | 26,901 | 1,269 |
| Microchip Technology | 3,652 | 271 |
| Microsoft | 67,614 | 22,422 |
| Middleby (1) | 5,926 | 1,081 |
| Molina Healthcare (1) | 3,658 | 1,082 |
| Mondelez International, Class A | 7,355 | 447 |
| MongoDB (1) | 973 | 507 |
| Monolithic Power Systems | 513 | 270 |
| Morgan Stanley | 57,520 | 5,912 |
| Motorola Solutions | 1,390 | 346 |
| MSCI | 165 | 110 |
| National Retail Properties, REIT | 229 | 10 |
| Netflix (1) | 5,352 | 3,695 |
| NextEra Energy | 47,097 | 4,019 |
| NIKE, Class B | 3,923 | 656 |
| Norfolk Southern | 10,070 | 2,951 |
| Nucor | 901 | 101 |
| NVIDIA | 5,913 | 1,512 |
| NXP Semiconductors | 6,523 | 1,310 |
| Olaplex Holdings (1) | 5,081 | 142 |
| Opendoor Technologies, Class A (1) | 3,838 | 91 |
| Packaging Corp. of America | 8,196 | 1,126 |
| Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $81 (1)(4)(5) | 21,572 | 27 |
| Paycom Software (1) | 194 | 106 |
| PayPal Holdings (1) | 4,999 | 1,163 |
| Pebblebrook Hotel Trust, REIT | 5,144 | 116 |
| PerkinElmer | 3,772 | 667 |
| Pfizer | 8,341 | 365 |
| Philip Morris International | 732 | 69 |
| Pinterest, Class A (1) | 21,835 | 975 |
| Pioneer Natural Resources | 701 | 131 |
| Planet Fitness, Class A (1) | 10,681 | 850 |
| PNC Financial Services Group | 3,084 | 651 |

| | | |
|---|---|---|
| PPG Industries | 3,376 | 542 |
| Prologis, REIT | 36,803 | 5,335 |
| PS Business Parks, REIT | 620 | 110 |
| Public Storage, REIT | 784 | 260 |
| Quaker Chemical | 128 | 31 |
| QUALCOMM | 9,840 | 1,309 |
| Quanta Services | 337 | 41 |
| Rayonier, REIT | 190 | 7 |
| Realty Income, REIT | 370 | 26 |
| Regency Centers, REIT | 2,205 | 155 |
| Reliance Steel & Aluminum | 1,683 | 246 |
| Republic Services | 14,701 | 1,979 |
| Rexford Industrial Realty, REIT | 2,217 | 149 |
| Roku (1) | 285 | 87 |
| Roper Technologies | 2,436 | 1,188 |
| Ross Stores | 17,455 | 1,976 |
| Royal Gold | 114 | 11 |
| RPM International | 974 | 85 |
| S&P Global | 1,156 | 548 |
| salesforce.com (1) | 16,454 | 4,931 |
| Sanderson Farms | 91 | 17 |
| SBA Communications, REIT | 152 | 53 |
| Sempra Energy | 27,116 | 3,461 |
| ServiceNow (1) | 4,253 | 2,968 |
| Sherwin-Williams | 8,184 | 2,591 |
| Shoals Technologies Group, Class A (1) | 748 | 23 |
| Simon Property Group, REIT | 1,272 | 186 |
| SL Green Realty, REIT | 967 | 68 |
| Snap, Class A (1) | 29,452 | 1,549 |
| Snowflake, Class A (1) | 436 | 154 |
| Southern | 17,763 | 1,107 |
| Spirit Realty Capital, REIT | 81 | 4 |
| Square, Class A (1) | 4,102 | 1,044 |
| Starbucks | 13,192 | 1,399 |
| State Street | 9,745 | 960 |
| Steel Dynamics | 2,114 | 140 |
| STERIS | 426 | 100 |
| STORE Capital, REIT | 414 | 14 |
| Stryker | 3,795 | 1,010 |
| Sunstone Hotel Investors, REIT (1) | 6,727 | 83 |
| Sylvamo (1) | 129 | 4 |
| Synopsys (1) | 4,232 | 1,410 |
| T-Mobile U.S. (1) | 29,822 | 3,430 |
| Teleflex | 3,639 | 1,299 |
| Terreno Realty, REIT | 2,162 | 158 |
| Tesla (1) | 1,499 | 1,670 |

| | | |
|---|---|---|
| Texas Instruments | 8,644 | 1,621 |
| Thermo Fisher Scientific | 8,061 | 5,103 |
| Thoughtworks Holding (1) | 3,137 | 91 |
| Timken | 340 | 24 |
| TJX | 16,200 | 1,061 |
| Toast, Class A (1) | 302 | 16 |
| TransUnion | 6,380 | 736 |
| Travelers | 9,948 | 1,600 |
| Twilio, Class A (1) | 399 | 116 |
| UiPath, Class A (1) | 9,344 | 470 |
| Ultragenyx Pharmaceutical (1) | 3,534 | 297 |
| Union Pacific | 7,300 | 1,762 |
| United Airlines Holdings (1) | 10,457 | 483 |
| United Parcel Service, Class B | 9,233 | 1,971 |
| United Rentals (1) | 3,368 | 1,277 |
| UnitedHealth Group | 13,168 | 6,063 |
| Vail Resorts | 2,646 | 912 |
| Veeva Systems, Class A (1) | 792 | 251 |
| Venture Global LNG, Series C, Acquisition Date: 10/16/17, Cost $4 (1)(4)(5) | 1 | 5 |
| VEREIT, REIT (1) | 374 | 19 |
| VeriSign (1) | 5,575 | 1,241 |
| Visa, Class A | 22,897 | 4,849 |
| Vulcan Materials | 2,899 | 551 |
| Walmart | 8,392 | 1,254 |
| Walt Disney (1) | 20,689 | 3,498 |
| Waste Connections | 1,890 | 257 |
| WEC Energy Group | 2,672 | 241 |
| Wells Fargo | 104,430 | 5,343 |
| Welltower, REIT | 18,664 | 1,501 |
| Western Alliance Bancorp | 3,514 | 408 |
| Westrock | 63,679 | 3,063 |
| Weyerhaeuser, REIT | 9,795 | 350 |
| Wix.com (1) | 1,232 | 229 |
| Workiva (1) | 4,420 | 661 |
| WP Carey, REIT | 535 | 41 |
| Xcel Energy | 7,984 | 516 |
| Yum! Brands | 17,797 | 2,224 |
| Zoetis | 4,691 | 1,014 |
| Zoom Video Communications, Class A (1) | 6,655 | 1,828 |
| | | 340,992 |
| **Convertible Bonds 0.0%** | | |
| Rivian Automotive, 0.00%, 7/23/26, Acquisition Date: 7/23/21, Cost $212 (1)(4)(5) | 212,453 | 212 |
| | | 212 |

| | | |
|---|---|---|
| **Convertible Preferred Stocks 0.3%** | | |
| ABL Space Systems, Series B, Acquisition Date: 3/24/21, Cost $97 (1)(4)(5) | 2,160 | 147 |
| ABL Space Systems, Series B-2, Acquisition Date: 10/22/21, Cost $42 (1)(4)(5) | 618 | 42 |
| AES, 6.875%, 2/15/24 | 2,120 | 211 |
| Caris Life Sciences, Series D, Acquisition Date: 5/11/21, Cost $52 (1)(4)(5) | 6,404 | 52 |
| Databricks, Series G, Acquisition Date: 2/1/21, Cost $21 (1)(4)(5) | 116 | 26 |
| Databricks, Series H, Acquisition Date: 8/31/21, Cost $68 (1)(4)(5) | 309 | 68 |
| Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $3 (1)(4)(5) | 163 | 10 |
| Gusto, Series E, Acquisition Date: 7/13/21, Cost $33 (1)(4)(5) | 1,103 | 34 |
| Jetti Holdings, Series C, Acquisition Date: 5/24/21 - 6/30/21, Cost $15 (1)(4)(5) | 255 | 15 |
| Lilac Solutions, Series B, Acquisition Date: 9/8/21, Cost $37 (1)(4)(5) | 2,783 | 37 |
| NextEra Energy, 5.279%, 3/1/23 | 1,279 | 69 |
| Rad Power Bikes, Series D, Acquisition Date: 9/16/21, Cost $155 (1)(4)(5) | 16,193 | 155 |
| Redwood Materials, Series C, Acquisition Date: 5/28/21, Cost $79 (1)(4)(5) | 1,666 | 79 |
| Rivian Automotive, Series D, Acquisition Date: 12/23/19, Cost $136 (1)(4)(5) | 12,707 | 903 |
| Rivian Automotive, Series E, Acquisition Date: 7/10/20, Cost $159 (1)(4)(5) | 10,254 | 728 |
| Rivian Automotive, Series F, Acquisition Date: 1/19/21, Cost $316 (1)(4)(5) | 8,565 | 608 |
| Southern, Series 2019, 6.75%, 8/1/22 | 5,234 | 269 |
| Tonian Holdings, Series A, Non-Voting Units, Acquisition Date: 1/15/21, Cost $2 (1)(4)(5) | 2,304 | 2 |
| Tonian Holdings, Series A, Voting Units, Acquisition Date: 1/15/21, Cost $3 (1)(4)(5) | 3,239 | 3 |
| Waymo, Series A-2, Acquisition Date: 5/8/20, Cost $143 (1)(4)(5) | 1,669 | 153 |
| | | 3,611 |
| **Corporate Bonds 2.7%** | | |
| Abbott Laboratories, 1.15%, 1/30/28 | 190,000 | 184 |
| AbbVie, 2.95%, 11/21/26 | 145,000 | 153 |
| AbbVie, 3.60%, 5/14/25 | 240,000 | 258 |
| AbbVie, 4.50%, 5/14/35 | 30,000 | 36 |
| AbbVie, 4.70%, 5/14/45 | 95,000 | 119 |
| Agilent Technologies, 3.875%, 7/15/23 | 65,000 | 68 |
| AHS Hospital, 5.024%, 7/1/45 | 20,000 | 27 |
| Air Lease, 3.50%, 1/15/22 | 75,000 | 75 |

| | | |
|---|---|---|
| Air Lease, 3.625%, 4/1/27 | 45,000 | 48 |
| Ally Financial, 2.20%, 11/2/28 | 270,000 | 266 |
| Altria Group, 2.35%, 5/6/25 | 40,000 | 41 |
| Amazon.com, 2.80%, 8/22/24 | 50,000 | 53 |
| Amazon.com, 3.875%, 8/22/37 | 150,000 | 176 |
| American Airlines PTT, Series 2014-1, Class A, 3.70%, 10/1/26 | 21,888 | 22 |
| American Airlines PTT, Series 2019-1, Class AA, 3.15%, 2/15/32 | 169,963 | 173 |
| American Campus Communities Operating Partnership, 3.625%, 11/15/27 | 230,000 | 248 |
| American Honda Finance, 0.75%, 8/9/24 | 260,000 | 258 |
| American Tower, 1.45%, 9/15/26 | 355,000 | 349 |
| Amphenol, 2.20%, 9/15/31 | 105,000 | 103 |
| Anthem, 4.101%, 3/1/28 | 130,000 | 146 |
| Anthem, 4.65%, 1/15/43 | 20,000 | 25 |
| Aon, 2.20%, 11/15/22 | 195,000 | 199 |
| Aon, 3.875%, 12/15/25 | 25,000 | 27 |
| Appalachian Power, 4.45%, 6/1/45 | 40,000 | 48 |
| Apple, 1.70%, 8/5/31 | 235,000 | 228 |
| Apple, 3.20%, 5/13/25 | 260,000 | 278 |
| Apple, 3.20%, 5/11/27 | 300,000 | 324 |
| Aptiv, 4.15%, 3/15/24 | 15,000 | 16 |
| AT&T, 2.75%, 6/1/31 | 215,000 | 218 |
| AT&T, 3.00%, 6/30/22 | 150,000 | 152 |
| Autodesk, 2.40%, 12/15/31 | 385,000 | 378 |
| AutoZone, 3.125%, 4/21/26 | 170,000 | 181 |
| AutoZone, 3.75%, 6/1/27 | 70,000 | 77 |
| Baltimore Gas & Electric, 3.35%, 7/1/23 | 225,000 | 234 |
| Bank of America, 3.50%, 4/19/26 | 400,000 | 432 |
| Bank of America, 4.45%, 3/3/26 | 50,000 | 55 |
| Bank of America, VR, 3.55%, 3/5/24 (6) | 100,000 | 104 |
| Bank of America, VR, 4.244%, 4/24/38 (6) | 120,000 | 141 |
| Banner Health, 1.897%, 1/1/31 | 65,000 | 64 |
| Becton Dickinson & Company, 2.823%, 5/20/30 | 115,000 | 119 |
| Becton Dickinson & Company, 3.70%, 6/6/27 | 183,000 | 199 |
| Berkshire Hathaway, 2.75%, 3/15/23 | 35,000 | 36 |
| Berkshire Hathaway Energy, 5.15%, 11/15/43 | 25,000 | 33 |
| Biogen, 3.625%, 9/15/22 | 90,000 | 93 |
| Boardwalk Pipelines, 4.95%, 12/15/24 | 10,000 | 11 |
| Booking Holdings, 3.65%, 3/15/25 | 30,000 | 32 |
| BP Capital Markets America, 1.749%, 8/10/30 | 180,000 | 174 |
| Brighthouse Financial Global Funding, 1.55%, 5/24/26 (2) | 100,000 | 99 |
| Bristol-Myers Squibb, 2.90%, 7/26/24 | 163,000 | 172 |
| Bristol-Myers Squibb, 3.55%, 8/15/22 | 250,000 | 256 |
| Brixmor Operating Partnership, 3.90%, 3/15/27 | 25,000 | 27 |
| Brixmor Operating Partnership, 4.05%, 7/1/30 | 80,000 | 88 |
| Burlington Northern Santa Fe, 3.05%, 9/1/22 | 65,000 | 66 |

| | | |
|---|---|---|
| Cameron LNG, 2.902%, 7/15/31 (2) | 40,000 | 42 |
| Cameron LNG, 3.701%, 1/15/39 (2) | 30,000 | 33 |
| Capital One Financial, 3.20%, 1/30/23 | 230,000 | 237 |
| Capital One Financial, VR, 2.359%, 7/29/32 (6) | 215,000 | 208 |
| Cardinal Health, 3.41%, 6/15/27 | 125,000 | 135 |
| Cardinal Health, 3.75%, 9/15/25 | 80,000 | 86 |
| CC Holdings, 3.849%, 4/15/23 | 25,000 | 26 |
| Centra Health, 4.70%, 1/1/48 | 385,000 | 438 |
| Charter Communications Operating, 4.908%, 7/23/25 | 50,000 | 56 |
| Charter Communications Operating, Series USD, 4.50%, 2/1/24 | 250,000 | 268 |
| Cigna, 3.25%, 4/15/25 | 250,000 | 266 |
| Cigna, 3.75%, 7/15/23 | 63,000 | 66 |
| Citigroup, 4.45%, 9/29/27 | 70,000 | 78 |
| Citigroup, VR, 3.887%, 1/10/28 (6) | 315,000 | 343 |
| Citigroup, VR, 4.075%, 4/23/29 (6) | 100,000 | 111 |
| CMS Energy, 4.875%, 3/1/44 | 25,000 | 32 |
| Comcast, 1.95%, 1/15/31 | 155,000 | 151 |
| Comcast, 2.65%, 2/1/30 | 225,000 | 233 |
| CommonSpirit Health, 2.76%, 10/1/24 | 95,000 | 99 |
| CommonSpirit Health, 2.782%, 10/1/30 | 50,000 | 51 |
| CommonSpirit Health, 2.95%, 11/1/22 | 25,000 | 26 |
| ConocoPhillips, 3.75%, 10/1/27 (2) | 25,000 | 27 |
| Crown Castle International, 2.10%, 4/1/31 | 250,000 | 239 |
| Crown Castle International, 3.70%, 6/15/26 | 40,000 | 43 |
| Crown Castle International, 4.75%, 5/15/47 | 30,000 | 37 |
| Crown Castle Towers, 3.72%, 7/15/23 (2) | 125,000 | 127 |
| CVS Health, 2.70%, 8/21/40 | 40,000 | 38 |
| CVS Health, 3.25%, 8/15/29 | 225,000 | 240 |
| CVS Health, 3.50%, 7/20/22 | 40,000 | 41 |
| DCP Midstream Operating, 3.875%, 3/15/23 | 25,000 | 26 |
| Delta Air Lines, 3.80%, 4/19/23 | 75,000 | 78 |
| Diamondback Energy, 2.875%, 12/1/24 | 270,000 | 281 |
| Discover Financial Services, 3.75%, 3/4/25 | 15,000 | 16 |
| Discover Financial Services, 3.85%, 11/21/22 | 95,000 | 98 |
| Eaton Vance, 3.625%, 6/15/23 | 15,000 | 16 |
| Ecolab, 3.25%, 12/1/27 | 265,000 | 287 |
| Energy Transfer, 5.25%, 4/15/29 | 120,000 | 139 |
| Equitable Holdings, 3.90%, 4/20/23 | 29,000 | 30 |
| Essex Portfolio, 2.65%, 3/15/32 | 135,000 | 136 |
| Eversource Energy, Series M, 3.30%, 1/15/28 | 15,000 | 16 |
| Fifth Third Bancorp, 4.30%, 1/16/24 | 65,000 | 69 |
| FirstEnergy, Series C, 7.375%, 11/15/31 | 60,000 | 81 |
| FirstEnergy Transmission, 4.35%, 1/15/25 (2) | 65,000 | 70 |
| Fiserv, 3.20%, 7/1/26 | 100,000 | 106 |
| Florida Gas Transmission, 3.875%, 7/15/22 (2) | 20,000 | 20 |
| Florida Gas Transmission, 4.35%, 7/15/25 (2) | 215,000 | 234 |

| | | |
|---|---|---|
| GE Capital International Funding, 4.418%, 11/15/35 | 200,000 | 243 |
| General Motors, 4.00%, 4/1/25 | 55,000 | 59 |
| General Motors Financial, 2.40%, 4/10/28 | 305,000 | 304 |
| General Motors Financial, 3.55%, 7/8/22 | 205,000 | 209 |
| George Washington University, Series 2014, 4.30%, 9/15/44 | 15,000 | 19 |
| Gilead Sciences, 3.25%, 9/1/22 | 20,000 | 20 |
| Goldman Sachs Group, 3.50%, 1/23/25 | 300,000 | 318 |
| Goldman Sachs Group, 3.85%, 1/26/27 | 115,000 | 125 |
| Goldman Sachs Group, 5.15%, 5/22/45 | 15,000 | 20 |
| Goldman Sachs Group, 6.75%, 10/1/37 | 10,000 | 14 |
| Goldman Sachs Group, VR, 2.615%, 4/22/32 (6) | 200,000 | 200 |
| Goldman Sachs Group, VR, 2.65%, 10/21/32 (6) | 165,000 | 166 |
| Goldman Sachs Group, VR, 2.908%, 7/21/42 (6) | 130,000 | 129 |
| Hackensack Meridian Health, 4.211%, 7/1/48 | 155,000 | 196 |
| Hasbro, 3.00%, 11/19/24 | 150,000 | 158 |
| Hasbro, 3.55%, 11/19/26 | 420,000 | 452 |
| HCA, 4.125%, 6/15/29 | 235,000 | 260 |
| Healthcare Realty Trust, 3.625%, 1/15/28 | 30,000 | 33 |
| Healthpeak Properties, 2.875%, 1/15/31 | 45,000 | 47 |
| High Street Funding Trust I, 4.111%, 2/15/28 (2) | 100,000 | 111 |
| Home Depot, 1.50%, 9/15/28 | 350,000 | 344 |
| Honeywell International, 1.10%, 3/1/27 | 275,000 | 270 |
| Hyatt Hotels, 3.375%, 7/15/23 | 30,000 | 31 |
| Hyundai Capital America, 1.30%, 1/8/26 (2) | 145,000 | 141 |
| Hyundai Capital America, 1.65%, 9/17/26 (2) | 180,000 | 177 |
| Hyundai Capital America, 1.80%, 10/15/25 (2) | 55,000 | 55 |
| Hyundai Capital America, 2.00%, 6/15/28 (2) | 235,000 | 229 |
| Indiana University Health Obligated Group, 3.97%, 11/1/48 | 145,000 | 179 |
| Intercontinental Exchange, 3.45%, 9/21/23 | 275,000 | 289 |
| Intercontinental Exchange, 3.75%, 12/1/25 | 75,000 | 82 |
| International Paper, 5.00%, 9/15/35 | 35,000 | 43 |
| ITC Holdings, 2.70%, 11/15/22 | 95,000 | 97 |
| JPMorgan Chase, 3.375%, 5/1/23 | 410,000 | 426 |
| JPMorgan Chase, VR, 1.578%, 4/22/27 (6) | 235,000 | 232 |
| JPMorgan Chase, VR, 3.559%, 4/23/24 (6) | 125,000 | 130 |
| JPMorgan Chase, VR, 3.882%, 7/24/38 (6) | 160,000 | 182 |
| Kansas City Southern, 2.875%, 11/15/29 | 55,000 | 58 |
| Kansas City Southern, 3.50%, 5/1/50 | 155,000 | 166 |
| Kansas City Southern, 4.30%, 5/15/43 | 25,000 | 29 |
| Kentucky Utilities, 4.375%, 10/1/45 | 65,000 | 80 |
| KeyCorp, 2.25%, 4/6/27 | 90,000 | 92 |
| Keysight Technologies, 4.55%, 10/30/24 | 230,000 | 252 |
| Kilroy Realty, 3.45%, 12/15/24 | 40,000 | 42 |
| Kilroy Realty, 4.25%, 8/15/29 | 25,000 | 28 |
| Kilroy Realty, 4.375%, 10/1/25 | 15,000 | 17 |
| Kimco Realty, 3.40%, 11/1/22 | 20,000 | 20 |

| | | |
|---|---|---|
| L3Harris Technologies, 4.854%, 4/27/35 | 50,000 | 61 |
| Liberty Mutual Group, 4.25%, 6/15/23 (2) | 10,000 | 11 |
| Liberty Mutual Group, 4.85%, 8/1/44 (2) | 20,000 | 24 |
| Life Storage, 4.00%, 6/15/29 | 145,000 | 161 |
| LYB International Finance II, 3.50%, 3/2/27 | 300,000 | 324 |
| M&T Bank, 3.55%, 7/26/23 | 345,000 | 361 |
| Marriott International, Series AA, 4.65%, 12/1/28 | 285,000 | 323 |
| Marsh & McLennan, 3.30%, 3/14/23 | 10,000 | 10 |
| Marsh & McLennan, 3.50%, 6/3/24 | 115,000 | 122 |
| McDonald's, 1.45%, 9/1/25 | 65,000 | 65 |
| McKesson, 1.30%, 8/15/26 | 390,000 | 381 |
| MedStar Health, Series 20A, 3.626%, 8/15/49 | 130,000 | 145 |
| Met Tower Global Funding, 1.25%, 9/14/26 (2) | 245,000 | 241 |
| Micron Technology, 2.497%, 4/24/23 | 85,000 | 87 |
| Micron Technology, 4.185%, 2/15/27 | 65,000 | 72 |
| Microsoft, 2.921%, 3/17/52 | 90,000 | 95 |
| Mid-Atlantic Interstate Transmission, 4.10%, 5/15/28 (2) | 110,000 | 123 |
| Mississippi Power, 3.95%, 3/30/28 | 170,000 | 188 |
| Mondelez International Holdings Netherlands, 1.25%, 9/24/26 (2) | 385,000 | 376 |
| Moody's, 2.00%, 8/19/31 | 335,000 | 326 |
| Morgan Stanley, 3.125%, 1/23/23 | 485,000 | 500 |
| Morgan Stanley, 4.10%, 5/22/23 | 200,000 | 210 |
| Morgan Stanley, 4.30%, 1/27/45 | 45,000 | 56 |
| Morgan Stanley, VR, 3.971%, 7/22/38 (6) | 135,000 | 155 |
| NiSource, 3.49%, 5/15/27 | 215,000 | 232 |
| NiSource, 3.95%, 3/30/48 | 105,000 | 120 |
| Northern Trust, 3.95%, 10/30/25 | 25,000 | 28 |
| Northwestern University, Series 2020, 2.64%, 12/1/50 | 140,000 | 142 |
| Nucor, 2.70%, 6/1/30 | 70,000 | 72 |
| Nucor, 3.95%, 5/1/28 | 130,000 | 145 |
| Omnicom Group, 3.60%, 4/15/26 | 50,000 | 54 |
| Omnicom Group, 3.65%, 11/1/24 | 50,000 | 53 |
| Oracle, 2.40%, 9/15/23 | 300,000 | 308 |
| O'Reilly Automotive, 3.60%, 9/1/27 | 145,000 | 159 |
| O'Reilly Automotive, 3.80%, 9/1/22 | 125,000 | 127 |
| Pacific Gas & Electric, 2.10%, 8/1/27 | 125,000 | 121 |
| Packaging Corp. of America, 3.65%, 9/15/24 | 15,000 | 16 |
| PayPal Holdings, 2.40%, 10/1/24 | 345,000 | 358 |
| PerkinElmer, 1.90%, 9/15/28 | 230,000 | 225 |
| Perrigo Finance Unlimited, 4.375%, 3/15/26 | 200,000 | 213 |
| Pioneer Natural Resources, 1.125%, 1/15/26 | 80,000 | 78 |
| PNC Financial Services Group, 3.30%, 3/8/22 | 20,000 | 20 |
| President & Fellows of Harvard College, 3.619%, 10/1/37 | 25,000 | 29 |
| Pricoa Global Funding I, 3.45%, 9/1/23 (2) | 270,000 | 284 |
| Principal Financial Group, 2.125%, 6/15/30 | 160,000 | 157 |

| | | |
|---|---|---|
| Principal Financial Group, 3.30%, 9/15/22 | 25,000 | 26 |
| Principal Financial Group, 3.40%, 5/15/25 | 35,000 | 37 |
| Prologis, 2.125%, 4/15/27 | 30,000 | 31 |
| Protective Life Global Funding, 1.082%, 6/9/23 (2) | 205,000 | 207 |
| Providence Health & Services Obligated Group, 4.379%, 10/1/23 | 25,000 | 27 |
| QUALCOMM, 3.25%, 5/20/27 | 107,000 | 116 |
| QVC, 4.85%, 4/1/24 | 20,000 | 21 |
| Regency Centers, 4.125%, 3/15/28 | 35,000 | 39 |
| Republic Services, 3.375%, 11/15/27 | 230,000 | 248 |
| Rockwell Automation, 1.75%, 8/15/31 | 330,000 | 320 |
| Roper Technologies, 2.95%, 9/15/29 | 60,000 | 63 |
| Roper Technologies, 3.80%, 12/15/26 | 50,000 | 55 |
| Sabine Pass Liquefaction, 4.20%, 3/15/28 | 50,000 | 55 |
| salesforce.com, 2.70%, 7/15/41 | 370,000 | 371 |
| SBA Tower Trust, 2.836%, 1/15/25 (2) | 250,000 | 260 |
| ServiceNow, 1.40%, 9/1/30 | 235,000 | 220 |
| Simon Property Group, 3.375%, 10/1/24 | 45,000 | 48 |
| Spectra Energy Partners, 3.375%, 10/15/26 | 40,000 | 43 |
| Spectra Energy Partners, 4.75%, 3/15/24 | 170,000 | 181 |
| State Street, 3.10%, 5/15/23 | 25,000 | 26 |
| Synchrony Financial, 4.25%, 8/15/24 | 375,000 | 402 |
| Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (2) | 130,000 | 159 |
| Texas Instruments, 1.125%, 9/15/26 | 80,000 | 79 |
| Texas Instruments, 1.375%, 3/12/25 | 45,000 | 45 |
| Thermo Fisher Scientific, 2.80%, 10/15/41 | 140,000 | 140 |
| Time Warner Cable, 6.55%, 5/1/37 | 13,000 | 17 |
| Time Warner Cable, 6.75%, 6/15/39 | 13,000 | 18 |
| TJX, 1.60%, 5/15/31 | 55,000 | 53 |
| Trinity Health, 4.125%, 12/1/45 | 25,000 | 31 |
| Union Pacific, 4.75%, 9/15/41 | 10,000 | 12 |
| United Airlines PTT, Series 2014-2, Class A, 3.75%, 9/3/26 | 3,314 | 3 |
| United Airlines PTT, Series 2018-1, Class A, 3.70%, 3/1/30 | 296,244 | 302 |
| UnitedHealth Group, 2.00%, 5/15/30 | 85,000 | 85 |
| UnitedHealth Group, 3.75%, 7/15/25 | 40,000 | 44 |
| Valero Energy, 2.85%, 4/15/25 | 260,000 | 272 |
| VEREIT Operating Partnership, 2.20%, 6/15/28 | 70,000 | 70 |
| Verizon Communications, 1.68%, 10/30/30 | 28,000 | 26 |
| Verizon Communications, 2.625%, 8/15/26 | 230,000 | 241 |
| Verizon Communications, 2.65%, 11/20/40 | 420,000 | 395 |
| Visa, 2.15%, 9/15/22 | 90,000 | 91 |
| Visa, 4.15%, 12/14/35 | 90,000 | 107 |
| Vistra Operations, 3.55%, 7/15/24 (2) | 135,000 | 140 |
| VMware, 1.40%, 8/15/26 | 350,000 | 345 |
| Waste Connections, 2.20%, 1/15/32 | 155,000 | 153 |

| | | |
|---|---|---|
| Wells Fargo, 3.50%, 3/8/22 | 16,000 | 16 |
| Wells Fargo, VR, 3.068%, 4/30/41 (6) | 240,000 | 246 |
| Western Midstream Operating, 4.00%, 7/1/22 | 20,000 | 20 |
| Willis North America, 3.60%, 5/15/24 | 40,000 | 42 |
| Willis North America, 4.50%, 9/15/28 | 160,000 | 181 |
| WP Carey, 3.85%, 7/15/29 | 215,000 | 236 |
| | | 33,366 |
| **Equity Mutual Funds 2.4%** | | |
| T. Rowe Price Multi-Strategy Total Return Fund - I Class (8) | 2,796,296 | 30,060 |
| | | 30,060 |
| **Municipal Securities 0.2%** | | |
| California State Univ., Series B, 2.795%, 11/1/41 | 250,000 | 246 |
| California, Build America, GO, 7.625%, 3/1/40 | 35,000 | 58 |
| Central Texas Regional Mobility Auth., Series E, 3.167%, 1/1/41 | 225,000 | 227 |
| Dallas Fort Worth Int'l Airport, 2.843%, 11/1/46 (10) | 150,000 | 151 |
| Florida Dev. Finance, Nova Southeastern Univ., Series B, 4.109%, 4/1/50 | 390,000 | 412 |
| JobsOhio Beverage System, Liquid Profits, Series B, 3.985%, 1/1/29 | 15,000 | 17 |
| Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40 | 15,000 | 23 |
| Maryland Economic Development, Seagirt Marine Terminal, Series B, 4.75%, 6/1/42 | 175,000 | 185 |
| Maryland HHEFA, Univ. of Maryland Medical System, Series B, 4.665%, 7/1/36 | 20,000 | 24 |
| Metropolitan Government Nashville & Davidson County Health & Ed. Facs, Series B, 3.235%, 7/1/52 (10) | 200,000 | 202 |
| Metropolitan Transportation Auth., Build America, Series A-1, 5.871%, 11/15/39 | 15,000 | 20 |
| Miami-Dade County Transit System, Bulild America, Series B, Build America, 5.624%, 7/1/40 | 160,000 | 224 |
| Miami-Dade County Water & Sewer System, Series C, 3.49%, 10/1/42 | 90,000 | 97 |
| Municipal Electric Auth. of Georgia, Build America, Vogtle Units, 6.655%, 4/1/57 | 127,000 | 198 |
| New York State Dormitory Auth., Build America, Series F, Unrefunded Portion, 5.628%, 3/15/39 | 15,000 | 19 |
| Philadelphia Auth. for IDA, 3.964%, 4/15/26 | 5,000 | 5 |
| Port Auth. of New York & New Jersey, Series 182, 5.31%, 8/1/46 | 20,000 | 22 |
| South Carolina Public Service Auth., Series D, Unrefunded Portion, 2.388%, 12/1/23 | 25,000 | 26 |
| Texas A&M Univ., Series B, 3.33%, 5/15/39 | 250,000 | 268 |
| Univ. of California Regents, Series AJ, 4.601%, 5/15/31 | 25,000 | 29 |
| Univ. of California Regents, Build America, 5.77%, 5/15/43 | 15,000 | 21 |
| Virginia Commonwealth Univ. Health System Auth., Series A, 4.956%, 1/1/44 | 25,000 | 34 |

| | | |
|---|---|---|
| Wisconsin General Fund Annual Appropriation, Series A, 3.954%, 5/1/36 | 110,000 | 123 |
| | | 2,631 |
| **Non-U.S. Government Mortgage-Backed Securities 0.5%** | | |
| Angel Oak Mortgage Trust, Series 2021-1, Class A1, CMO, ARM, 0.909%, 1/25/66 (2) | 152,694 | 152 |
| Angel Oak Mortgage Trust, Series 2021-1, Class A2, CMO, ARM, 1.115%, 1/25/66 (2) | 50,032 | 50 |
| Angel Oak Mortgage Trust, Series 2021-2, Class A1, CMO, ARM, 0.985%, 4/25/66 (2) | 119,197 | 118 |
| Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class A, ARM, 1M USD LIBOR + 0.93%, 1.02%, 12/15/36 (2) | 150,000 | 150 |
| BBCMS Mortgage Trust, Series 2019-BWAY, Class D, ARM, 1M USD LIBOR + 2.16%, 2.25%, 11/15/34 (2) | 50,000 | 49 |
| BX Trust, Series 2021-LGCY, Class C, ARM, 1M USD LIBOR + 1.004%, 1.104%, 10/15/23 (2) | 225,000 | 223 |
| Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65A, ARM, 4.411%, 5/15/52 (2) | 100,000 | 103 |
| CD Mortgage Trust, Series 2016-CD2, Class A4, ARM, 3.526%, 11/10/49 | 55,000 | 60 |
| CD Mortgage Trust, Series 2017-CD3, Class B, ARM, 3.984%, 2/10/50 | 110,000 | 117 |
| Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, 9/10/58 | 25,000 | 27 |
| Citigroup Mortgage Loan Trust, Series 2020-EXP2, Class A3, CMO, ARM, 2.50%, 8/25/50 (2) | 92,347 | 93 |
| Cold Storage Trust, Series 2020-ICE5, Class B, ARM, 1M USD LIBOR + 1.30%, 1.39%, 11/15/37 (2) | 137,619 | 138 |
| Cold Storage Trust, Series 2020-ICE5, Class C, ARM, 1M USD LIBOR + 1.65%, 1.74%, 11/15/37 (2) | 155,313 | 155 |
| Commercial Mortgage Trust, Series 2015-CR24, Class A5, 3.696%, 8/10/48 | 40,000 | 43 |
| Commercial Mortgage Trust, Series 2015-LC21, Class A4, 3.708%, 7/10/48 | 60,000 | 64 |
| Commercial Mortgage Trust, Series 2015-LC23, Class A4, 3.774%, 10/10/48 | 100,000 | 108 |
| Connecticut Avenue Securities, Series 2017-C04, Class 2ED2, CMO, ARM, 1M USD LIBOR + 1.10%, 1.189%, 11/25/29 | 121,266 | 121 |
| Ellington Financial Mortgage Trust, Series 2019-2, Class A3, CMO, ARM, 3.046%, 11/25/59 (2) | 40,038 | 40 |
| Extended Stay America Trust, Series 2021-ESH, Class B, ARM, 1M USD LIBOR + 1.38%, 1.471%, 7/15/38 (2) | 99,482 | 100 |
| Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class C, 3.75%, 12/10/36 (2) | 165,000 | 171 |
| Galton Funding Mortgage Trust, Series 2018-1, Class A23, CMO, ARM, 3.50%, 11/25/57 (2) | 14,827 | 15 |

| | | |
|---|---|---|
| Galton Funding Mortgage Trust, Series 2019-H1, Class A1, CMO, ARM, 2.657%, 10/25/59 (2) | 9,405 | 10 |
| Galton Funding Mortgage Trust, Series 2019-H1, Class A3, CMO, ARM, 2.964%, 10/25/59 (2) | 82,628 | 83 |
| Galton Funding Mortgage Trust, Series 2020-H1, Class A1, CMO, ARM, 2.31%, 1/25/60 (2) | 22,215 | 23 |
| Grace Trust, Series 2020-GRCE, Class C, ARM, 2.68%, 12/10/40 (2) | 100,000 | 99 |
| Great Wolf Trust, Series 2019-WOLF, Class C, ARM, 1M USD LIBOR + 1.633%, 1.723%, 12/15/36 (2) | 70,000 | 70 |
| GS Mortgage Securities Trust, Series 2013-GC16, Class B, ARM, 5.161%, 11/10/46 | 175,000 | 184 |
| GS Mortgage Securities Trust, Series 2015-GC32, Class A4, 3.764%, 7/10/48 | 25,000 | 27 |
| GS Mortgage Securities Trust, Series 2018-GS9, Class A4, ARM, 3.992%, 3/10/51 | 65,000 | 73 |
| GS Mortgage-Backed Securities Trust, Series 2021-PJ5, Class A8, CMO, ARM, 2.50%, 10/25/51 (2) | 217,194 | 221 |
| Homeward Opportunities Fund I Trust, Series 2019-3, Class A1, CMO, ARM, 2.675%, 11/25/59 (2) | 13,345 | 13 |
| Homeward Opportunities Fund I Trust, Series 2019-3, Class A3, CMO, ARM, 3.031%, 11/25/59 (2) | 41,869 | 42 |
| JPMorgan Barclays Bank Commercial Mortgage Securities Trust, Series 2015-C30, Class A5, 3.822%, 7/15/48 | 65,000 | 70 |
| JPMorgan Barclays Bank Commercial Mortgage Securities Trust, Series 2015-C31, Class A3, 3.801%, 8/15/48 | 49,793 | 53 |
| JPMorgan Mortgage Trust, Series 2019-INV3, Class A15, CMO, ARM, 3.50%, 5/25/50 (2) | 68,415 | 70 |
| JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, CMO, ARM, 3.50%, 5/25/50 (2) | 81,018 | 83 |
| JPMorgan Mortgage Trust, Series 2020-INV1, Class A11, CMO, ARM, 1M USD LIBOR + 0.83%, 0.916%, 8/25/50 (2) | 17,178 | 17 |
| JPMorgan Mortgage Trust, Series 2020-INV1, Class A3, CMO, ARM, 3.50%, 8/25/50 (2) | 30,539 | 31 |
| MHC Commercial Mortgage Trust, Series 2021-MHC, Class B, ARM, 1M USD LIBOR + 1.101%, 1.191%, 4/15/38 (2) | 255,000 | 255 |
| MHC Trust, Series 2021-MHC2, Class D, ARM, 1M USD LIBOR + 1.50%, 1.59%, 5/15/23 (2) | 110,000 | 108 |
| Mill City Mortgage Loan Trust, Series 2018-1, Class A1, CMO, ARM, 3.25%, 5/25/62 (2) | 56,821 | 58 |
| Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102%, 5/15/46 | 20,000 | 20 |
| Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class B, ARM, 4.464%, 8/15/47 | 20,000 | 21 |
| Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, ARM, 4.036%, 5/15/48 | 35,000 | 38 |

| | | |
|---|---|---|
| Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A4, 3.753%, 12/15/47 | 85,000 | 91 |
| Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class AS, 4.068%, 12/15/47 | 155,000 | 167 |
| Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5, 2.86%, 9/15/49 | 25,000 | 26 |
| Morgan Stanley Capital I Trust, Series 2019-MEAD, Class D, ARM, 3.177%, 11/10/36 (2) | 130,000 | 128 |
| New Orleans Hotel Trust, Series 2019-HNLA, Class C, ARM, 1M USD LIBOR + 1.589%, 1.679%, 4/15/32 (2) | 100,000 | 99 |
| New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, CMO, ARM, 2.71%, 11/25/59 (2) | 76,092 | 77 |
| OBX Trust, Series 2019-EXP3, Class 2A2, CMO, ARM, 1M USD LIBOR + 1.10%, 1.189%, 10/25/59 (2) | 33,634 | 34 |
| Sequoia Mortgage Trust, Series 2018-CH2, Class A3, CMO, ARM, 4.00%, 6/25/48 (2) | 15,778 | 16 |
| SFO Commercial Mortgage Trust, Series 2021-555, Class B, ARM, 1M USD LIBOR + 1.50%, 1.59%, 5/15/38 (2) | 110,000 | 110 |
| SG Residential Mortgage Trust, Series 2019-3, Class A1, CMO, ARM, 2.703%, 9/25/59 (2) | 10,686 | 11 |
| Starwood Mortgage Residential Trust, Series 2019-INV1, Class A1, CMO, ARM, 2.61%, 9/27/49 (2) | 25,426 | 26 |
| Starwood Mortgage Residential Trust, Series 2020-INV1, Class A1, CMO, ARM, 1.027%, 11/25/55 (2) | 57,672 | 57 |
| Starwood Mortgage Residential Trust, Series 2021-2, Class A2, CMO, ARM, 1.172%, 5/25/65 (2) | 70,110 | 70 |
| Structured Agency Credit Risk Debt Notes, Series 2020-DNA6, Class M1, CMO, ARM, SOFR30A + 0.90%, 0.949%, 12/25/50 (2) | 15,908 | 16 |
| Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class M1, CMO, ARM, SOFR30A + 1.10%, 1.149%, 11/25/50 (2) | 4,346 | 4 |
| Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M1, CMO, ARM, SOFR30A + 0.80%, 0.849%, 8/25/33 (2) | 95,664 | 96 |
| Structured Agency Credit Risk Debt Notes, Series 2021-DNA3, Class M2, CMO, ARM, SOFR30A + 2.10%, 2.149%, 10/25/33 (2) | 60,000 | 61 |
| Structured Agency Credit Risk Debt Notes, Series 2021-DNA6, Class M2, CMO, ARM, SOFR30A + 1.50%, 1.548%, 10/25/41 (2) | 100,000 | 100 |
| Structured Agency Credit Risk Debt Notes, Series 2021-HQA1, Class M1, CMO, ARM, SOFR30A + 0.70%, 0.749%, 8/25/33 (2) | 134,932 | 135 |
| Towd Point Mortgage Trust, Series 2017-6, Class A1, CMO, ARM, 2.75%, 10/25/57 (2) | 47,813 | 49 |
| Towd Point Mortgage Trust, Series 2018-1, Class A1, CMO, ARM, 3.00%, 1/25/58 (2) | 37,203 | 38 |
| Verus Securitization Trust, Series 2019-4, Class A1, CMO, STEP, 2.642%, 11/25/59 (2) | 48,286 | 49 |
| Verus Securitization Trust, Series 2019-INV3, Class A1, CMO, ARM, 2.692%, 11/25/59 (2) | 91,211 | 93 |

| | | |
|---|---|---|
| Verus Securitization Trust, Series 2021-1, Class A1, CMO, ARM, 0.815%, 1/25/66 (2) | 70,800 | 71 |
| Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4, 3.664%, 9/15/58 | 41,000 | 44 |
| Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A4, 3.695%, 11/15/48 | 100,000 | 108 |
| Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, ARM, 3.767%, 7/15/58 | 75,000 | 81 |
| Wells Fargo Mortgage Backed Securities Trust, Series 2021-RR1, Class A1, CMO, ARM, 2.50%, 12/25/50 (2) | 103,483 | 104 |
| | | 5,727 |
| **Private Investment Companies 7.4%** | | |
| Blackstone Partners Offshore Fund (1)(4) | 67,007 | 91,035 |
| | | 91,035 |
| **U.S. Government & Agency Mortgage-Backed Securities 0.0%** | | |
| Federal Home Loan Mortgage | | |
| 2.777%, 4/25/23 | 6 | 6 |
| 2.952%, 2/25/27 | 28 | 29 |
| | | 35 |
| **U.S. Government Agency Obligations (Excluding Mortgage-Backed) 7.2%** | | |
| U.S. Treasury Bonds, 1.125%, 5/15/40 (11) | 3,330,000 | 2,885 |
| U.S. Treasury Bonds, 1.375%, 8/15/50 | 2,450,000 | 2,135 |
| U.S. Treasury Bonds, 1.75%, 8/15/41 | 850,000 | 818 |
| U.S. Treasury Bonds, 1.875%, 2/15/41 | 2,750,000 | 2,704 |
| U.S. Treasury Bonds, 1.875%, 2/15/51 | 3,705,000 | 3,644 |
| U.S. Treasury Bonds, 2.00%, 2/15/50 | 1,900,000 | 1,921 |
| U.S. Treasury Bonds, 2.00%, 8/15/51 | 775,000 | 786 |
| U.S. Treasury Bonds, 2.50%, 2/15/45 | 145,000 | 159 |
| U.S. Treasury Bonds, 2.75%, 11/15/42 | 65,000 | 73 |
| U.S. Treasury Bonds, 2.75%, 8/15/47 (11)(12) | 5,915,000 | 6,872 |
| U.S. Treasury Bonds, 2.875%, 8/15/45 (12) | 570,000 | 667 |
| U.S. Treasury Bonds, 3.00%, 11/15/44 | 395,000 | 469 |
| U.S. Treasury Bonds, 3.00%, 11/15/45 | 435,000 | 521 |
| U.S. Treasury Bonds, 3.00%, 2/15/47 | 220,000 | 267 |
| U.S. Treasury Bonds, 3.00%, 2/15/48 | 740,000 | 901 |
| U.S. Treasury Bonds, 3.00%, 8/15/48 | 150,000 | 183 |
| U.S. Treasury Bonds, 3.125%, 11/15/41 | 290,000 | 346 |
| U.S. Treasury Bonds, 3.125%, 8/15/44 | 610,000 | 737 |
| U.S. Treasury Bonds, 3.50%, 2/15/39 | 850,000 | 1,061 |
| U.S. Treasury Bonds, 3.875%, 8/15/40 | 200,000 | 262 |
| U.S. Treasury Inflation-Indexed Bonds, 0.125%, 2/15/51 | 356,208 | 405 |
| U.S. Treasury Inflation-Indexed Bonds, 0.25%, 2/15/50 | 413,923 | 483 |

| | | |
|---|---|---|
| U.S. Treasury Inflation-Indexed Bonds, 0.625%, 2/15/43 | 998,666 | 1,214 |
| U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42 | 116,225 | 145 |
| U.S. Treasury Inflation-Indexed Bonds, 0.875%, 2/15/47 | 167,727 | 221 |
| U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/46 | 291,988 | 389 |
| U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/48 | 343,905 | 469 |
| U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/49 | 146,767 | 202 |
| U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44 | 142,031 | 198 |
| U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28 | 37,869 | 46 |
| U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26 | 468,632 | 548 |
| U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29 | 449,786 | 578 |
| U.S. Treasury Inflation-Indexed Bonds, 3.625%, 4/15/28 | 789,884 | 1,057 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24 | 2,076,120 | 2,226 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/24 | 2,053,636 | 2,207 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/25 | 556,028 | 599 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/25 | 1,762,840 | 1,916 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/26 | 1,672,795 | 1,822 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26 | 1,210,898 | 1,327 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/30 | 296,977 | 329 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/30 | 1,038,715 | 1,157 |
| U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/31 | 1,156,136 | 1,288 |
| U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25 | 863,940 | 932 |
| U.S. Treasury Inflation-Indexed Notes, 0.25%, 7/15/29 | 1,069,480 | 1,199 |
| U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/23 | 2,493,299 | 2,638 |
| U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25 | 282,630 | 310 |
| U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/27 | 1,130,245 | 1,254 |
| U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27 | 120,781 | 135 |
| U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/24 | 1,193,159 | 1,279 |
| U.S. Treasury Inflation-Indexed Notes, 0.50%, 1/15/28 | 111 | – |
| U.S. Treasury Inflation-Indexed Notes, 0.625%, 4/15/23 | 1,074,918 | 1,130 |
| U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24 | 2,437,503 | 2,609 |
| U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26 | 2,386,686 | 2,644 |
| U.S. Treasury Inflation-Indexed Notes, 0.75%, 7/15/28 | 285,538 | 329 |
| U.S. Treasury Notes, 0.125%, 7/31/22 | 910,000 | 910 |
| U.S. Treasury Notes, 0.125%, 1/31/23 | 1,575,000 | 1,572 |
| U.S. Treasury Notes, 0.125%, 5/31/23 (11) | 4,805,000 | 4,786 |
| U.S. Treasury Notes, 0.125%, 8/31/23 (11) | 2,365,000 | 2,351 |
| U.S. Treasury Notes, 0.25%, 5/31/25 (11)(12) | 10,020,000 | 9,773 |
| U.S. Treasury Notes, 0.625%, 8/15/30 | 1,080,000 | 1,001 |
| U.S. Treasury Notes, 0.75%, 8/31/26 | 630,000 | 617 |
| U.S. Treasury Notes, 0.75%, 1/31/28 | 120,000 | 115 |
| U.S. Treasury Notes, 0.875%, 6/30/26 (11) | 2,680,000 | 2,645 |
| U.S. Treasury Notes, 0.875%, 9/30/26 | 185,600 | 183 |
| U.S. Treasury Notes, 1.125%, 2/28/22 | 1,390,000 | 1,395 |
| U.S. Treasury Notes, 1.25%, 8/15/31 | 720,000 | 700 |
| U.S. Treasury Notes, 1.625%, 8/15/29 | 950,000 | 961 |
| U.S. Treasury Notes, 1.625%, 5/15/31 | 985,000 | 992 |

| | | |
|---|---|---|
| U.S. Treasury Notes, 1.875%, 9/30/22 | 25,000 | 25 |
| | | 88,722 |
| **Total United States (Cost $686,977)** | | **841,344** |
| **URUGUAY 0.0%** | | |
| **Common Stocks 0.0%** | | |
| Dlocal (USD) (1) | 817 | 40 |
| **Total Uruguay (Cost $17)** | | **40** |
| **VIETNAM 0.2%** | | |
| **Common Stocks 0.2%** | | |
| Airports Corp. of Vietnam (1) | 8,900 | 34 |
| Asia Commercial Bank (1) | 44,375 | 66 |
| Bank for Foreign Trade of Vietnam | 56,100 | 241 |
| FPT | 79,360 | 366 |
| Military Commercial Joint Stock Bank (1) | 78,825 | 99 |
| Mobile World Investment | 67,500 | 419 |
| Nam Long Investment | 85,900 | 219 |
| Phu Nhuan Jewelry | 53,700 | 245 |
| Saigon Beer Alcohol Beverage | 23,100 | 163 |
| Vietnam Dairy Products | 54,600 | 218 |
| **Total Vietnam (Cost $1,672)** | | **2,070** |
| **SHORT-TERM INVESTMENTS 5.6%** | | |
| **Money Market Funds 5.6%** | | |
| T. Rowe Price Treasury Reserve Fund, 0.05% (8)(13) | 69,783,860 | 69,784 |
| **Total Short-Term Investments (Cost $69,784)** | | **69,784** |
| **SECURITIES LENDING COLLATERAL 0.4%** | | |
| **INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 0.4%** | | |
| **Short-Term Funds 0.4%** | | |
| T. Rowe Price Short-Term Fund, 0.07% (8)(13) | 436,434 | 4,364 |
| **Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank** | | **4,364** |

**INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH STATE STREET BANK AND TRUST COMPANY 0.0%**

| | | |
|---|---|---|
| **Short-Term Funds 0.0%** | | |
| T. Rowe Price Short-Term Fund, 0.07% (8)(13) | 852 | 9 |
| **Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company** | | 9 |
| **Total Securities Lending Collateral (Cost $4,373)** | | 4,373 |
| **Total Investments in Securities** | | |
| **100.6% of Net Assets (Cost $1,004,425)** | | $ 1,243,079 |

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares/Par and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $20,208 and represents 1.6% of net assets.

(3) See Note 4. All or a portion of this security is on loan at October 31, 2021.

(4) See Note 2. Level 3 in fair value hierarchy.

(5) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $3,679 and represents 0.3% of net assets.

(6) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(7) A portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at October 31, 2021, was $164 and was valued at $148 (0.0% of net assets).

(8) Affiliated Companies

(9) SEC 30-day yield

(10) When-issued security

(11) All or a portion of this security is pledged to cover or as collateral for written call options at October 31, 2021.

(12) At October 31, 2021, all or a portion of this security is pledged as collateral and/ or margin deposit to cover future funding obligations.

(13) Seven-day yield

| | |
|---|---|
| 1M USD LIBOR | One month USD LIBOR (London interbank offered rate) |
| 3M USD LIBOR | Three month USD LIBOR (London interbank offered rate) |
| ADR | American Depositary Receipts |
| ARM | Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans. |
| AUD | Australian Dollar |
| CDI | CHESS or CREST Depositary Interest |
| CHF | Swiss Franc |
| CLO | Collateralized Loan Obligation |
| CMO | Collateralized Mortgage Obligation |
| CNH | Offshore China Renminbi |
| CVA | Dutch Certificate (Certificaten Van Aandelen) |
| DKK | Danish Krone |
| ETF | Exchange-Traded Fund |
| EUR | Euro |
| FRN | Floating Rate Note |
| GBP | British Pound |
| GDR | Global Depositary Receipts |
| GO | General Obligation |
| HHEFA | Health & Higher Educational Facility Authority |
| HKD | Hong Kong Dollar |
| IDA | Industrial Development Authority/Agency |
| ILS | Israeli Shekel |
| JPY | Japanese Yen |
| NOK | Norwegian Krone |
| NZD | New Zealand Dollar |
| PIPE | Private Investment in Public Equity |
| PTT | Pass-Through Trust |
| REIT | A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder |
| SDR | Swedish Depository Receipts |
| SEK | Swedish Krona |
| SGD | Singapore Dollar |
| SOFR30A | 30-day Average SOFR (Secured Overnight Financing Rate) |
| SPAC | Special Purpose Acquisition Company |
| STEP | Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end. |
| USD | U.S. Dollar |
| VR | Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions. |

The accompanying notes are an integral part of these financial statements.

October 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Allocation Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation and income. The fund has three classes of shares: the Global Allocation Fund (Investor Class), the Global Allocation Fund–Advisor Class (Advisor Class), and the Global Allocation Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

($000s)	Level 1	Level 2	Level 3	Total Value
Assets				
Fixed Income Securities[1]	$ —	$ 151,439	$ —	$ 151,439
Bond Mutual Funds	239,733	—	—	239,733
Common Stocks	370,648	280,227	157	651,032
Convertible Bonds	—	—	212	212
Convertible Preferred Stocks	—	549	3,300	3,849
Equity Mutual Funds	30,060	—	—	30,060
Preferred Stocks	—	1,562	—	1,562
Private Investment Companies	—	—	91,035	91,035
Short-Term Investments	69,784	—	—	69,784
Securities Lending Collateral	4,373	—	—	4,373
Total Securities	714,598	433,777	94,704	1,243,079
Swaps*	—	2	—	2
Forward Currency Exchange Contracts	—	194	—	194
Futures Contracts*	2,630	—	—	2,630
Total	$ 717,228	$ 433,973	$ 94,704	$ 1,245,905
Liabilities				
Options Written	$ 159	$ 1,533	$ —	$ 1,692
Forward Currency Exchange Contracts	—	19	—	19
Futures Contracts*	215	—	—	215
Total	$ 374	$ 1,552	$ —	$ 1,926

[1] Includes Asset-Backed Securities, Corporate Bonds, Government Bonds, Municipal Securities, Non-U.S. Government Mortgage-Backed Securities, U.S. Government & Agency Mortgage-Backed Securities and U.S. Government Agency Obligations (Excluding Mortgage-Backed).

* The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2021, totaled $10,393,000 for the year ended October 31, 2021. During the year, transfers into Level 3 resulted from a lack of observable market data for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

Investments in Securities	Value (000s)	Valuation Technique(s)+	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Input(s)*	Impact to Valuation from an Increase in Input**
Common Stock	$ 157	Recent comparable transaction price(s)	—#	—#	—#	—#
			Discount for lack of certainty	100%	100%	Decrease
		Market comparable	Enterprise value to gross profit multiple	9.5x – 15.4x	12.5x	Increase
			Gross profit growth rate	13%	13%	Increase
			Enterprise value to sales multiple	4.8x – 5.8x	5.3x	Increase
			Sales growth rate	11%	11%	Increase
			Projected enterprise value to EBITDA multiple	12.7x	12.7x	Increase
			Enterprise value to EBITDA multiple	10.8x	10.8x	Increase
			Segment-based price-to-earnings multiple	9.5x – 36.8x	19.6x	Increase
			Whole company price-to-earnings multiple	18.1x	18.1x	Increase

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended October 31, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

($000s)	Location of Gain (Loss) on Statement of Operations					
	Securities^	Options Written	Futures	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)						
Interest rate derivatives	$ 4	$ 381	$ (469)	$ —	$ —	$ (84)
Foreign exchange derivatives	—	—	—	1,034	—	1,034
Credit derivatives	—	1,129	—	—	18	1,147
Equity derivatives	—	(1,459)	20,303	—	—	18,844
Total	$ 4	$ 51	$ 19,834	$ 1,034	$ 18	$ 20,941
Change in Unrealized Gain (Loss)						
Interest rate derivatives	$ —	$ (5)	$ (14)	$ —	$ —	$ (19)
Foreign exchange derivatives	—	—	—	114	—	114
Credit derivatives	—	50	—	—	2	52
Equity derivatives	—	(64)	1,469	—	—	1,405
Total	$ —	$ (19)	$ 1,455	$ 114	$ 2	$ 1,552

^Options purchased are reported as securities.

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of October 31, 2021, securities valued at $306,000 had been pledged or posted by the fund to counterparties for bilateral derivatives. As of October 31, 2021, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $270,000 cash. As of October 31, 2021, securities valued at $24,908,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 4% and 6% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 6% and 9% of net assets.

Options The fund is subject to interest rate risk and credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and interest rates and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the year ended October 31, 2021, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 6% and 8% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of October 31, 2021, the notional amount of protection sold by the fund totaled $5,000,000 (0.4% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended October 31, 2021, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

When-Issued Securities The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides the fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of October 31, 2021, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2021, the value of loaned securities was $4,095,000; the value of cash collateral and related investments was $4,373,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $504,684,000 and $357,830,000, respectively, for the year ended October 31, 2021. Purchases and sales of U.S. government securities aggregated $124,354,000 and $81,301,000, respectively, for the year ended October 31, 2021.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the character of foreign capital gains taxes. For the year ended October 31, 2021, the following reclassification was recorded:

Distributions during the years ended October 31, 2021 and October 31, 2020, totaled $10,123,000 and $16,511,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2021, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes. During the year ended October 31, 2021, the fund utilized $3,981,000 of capital loss carryforwards.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At October 31, 2021, the effective annual group fee rate was 0.28%.

The Advisor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended October 31, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $29,000 remain subject to repayment by the fund at October 31, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended October 31, 2021, expenses incurred pursuant to these service agreements were $73,000 for Price Associates; $140,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended October 31, 2021, are as follows:

| ($000s) | Effective Management Fee Rate | | Management Fee Waived |
|---|---|---|---|
| T. Rowe Price Dynamic Global Bond Fund - I Class | 0.48% | $ | 207 |
| T. Rowe Price Emerging Markets Local Currency Bond Fund - Investor Class | 0.73% | | 195 |
| T. Rowe Price Institutional Emerging Markets Bond Fund | 0.70% | | 284 |
| T. Rowe Price Institutional Floating Rate Fund - Institutional Class | 0.55% | | 98 |
| T. Rowe Price Institutional High Yield Fund - Institutional Class | 0.50% | | 123 |
| T. Rowe Price International Bond Fund - I Class | 0.48% | | 161 |
| T. Rowe Price International Bond Fund (USD Hedged) - I Class | 0.48% | | 29 |
| T. Rowe Price Multi-Strategy Total Return Fund - I Class | 0.99% | | 67 |
| T. Rowe Price Ultra Short-Term Bond Fund - I Class | 0.16% | | 81 |
| Total Management Fee Waived | | $ | 1,245 |

Total management fee waived was allocated ratably in the amounts of $1,064,000, $8,000 and $173,000 for the Investor Class, Advisor Class, and I Class, respectively, for the year ended October 31, 2021.

As of October 31, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 15,533,328 shares of the Investor Class, representing 25% of the Investor Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2021, this reimbursement amounted to $15,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price
Global Allocation Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Global Allocation Fund, Inc. (the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodians, transfer agent, investment manager and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$2,922,000 from short-term capital gains

■	$1,592,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $7,891,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $2,753,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT SUBADVISORY AGREEMENTS

At a meeting held on July 27, 2021 (July Meeting), the fund’s Board of Directors (Board) considered the initial approval of investment subadvisory agreements (Subadvisory Contracts) with T. Rowe Price International Ltd, T. Rowe Price Hong Kong Limited, T. Rowe Price Japan, Inc., and T. Rowe Price Singapore Private Ltd. (Subadvisors) on behalf of the fund. The Subadvisory Agreements authorize the Subadvisors to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the Subadvisory Agreements will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers.

At the July Meeting, the Board reviewed materials relating to its consideration of the proposed Subadvisory Agreements. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Advisor). The fund’s Advisory Contract was most recently approved by the Board at a meeting held on March 8-9, 2021 (March Meeting). A discussion of the basis for the Board’s approval of the Advisory Contract is included in the fund’s semiannual shareholder report for the period ended April 30, 2021. The factors considered by the Board at the July meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the March Meeting in connection with the approval to continue the Advisory Contract. The independent directors were assisted in their evaluation of the Subadvisory Contracts by independent legal counsel from whom they received separate legal advice and with whom they met separately.

Following discussion at the July Meeting, the Board, including a majority of the fund’s independent directors, approved the Subadvisory Contracts between the Advisor and Subadvisors on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the Subadvisory Contracts (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2013 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [204]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc.; Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [204]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Director, T. Rowe Price Investment Management, Inc.; Vice President, T. Rowe Price Trust Company; Vice President, International Funds

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With International Funds	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason R. Adams (1979) Executive Vice President	Vice President T. Rowe Price and T. Rowe Price Group, Inc.

Ulle Adamson, CFA (1979) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Syed H. Ali (1970) Vice President	Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Luis M. Baylac (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew Chang (1983) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Vincent Chung (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Investment Analyst/Trader, Observatory Capital Management LLP (to 2019)

Archibald Ciganer, CFA (1976) Executive Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Iona Dent, CFA (1991) Vice President	Vice President, Price International; formerly, Associate, Equity Research, Deutsche Bank (to 2018)

Maria Elena Drew (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Executive Director, Goldman Sachs Asset Management (to 2017)

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dawei Feng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Head of China Consumer in Equity Research, Credit Lyonnais Asia-Pacific (to 2018)

Ryan W. Ferro (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Melissa C. Gallagher (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Vishnu V. Gopal (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Joel Grant (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Gianluca Guicciardi (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shaoyu Guo (1992) Vice President	Vice President, Price Hong Kong; formerly, Economist, J.P. Morgan (to 2020); Research Analyst, International Monetary Fund (to 2017)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Jeffrey Holford, Ph.D., ACA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, Jeffries Financial Group (to 2018)

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tetsuji Inoue (1971) Vice President	Vice President, Price Hong Kong, T. Rowe Price Group, Inc., and Price International

Michael D. Jacobs (1971) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc.

Prashant G. Jeyaganesh (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, Price Singapore, T. Rowe Price Group, Inc., and Price International

Jacob H. Kann, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Takanori Kobayashi (1981) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International; formerly, Research Analyst, Allianz Global Investors (to 2017)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shengrong Lau (1982) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Lu Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Johannes Loefstrand (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Anh Lu (1968) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ryan Martyn (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Colin McQueen (1967) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Senior Investment Manager, Global Equities, Sanlam FOUR Investments UK Limited (to 2019)

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Jihong Min (1979) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Eric C. Moffett (1974) Executive Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Tobias F. Mueller, CFA (1980) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Razan Nasser (1985) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Senior Economist, HSBC Bank Middle East Ltd (to 2019)

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sridhar Nishtala (1975) Vice President	Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Oluwaseun Oyegunle, CFA (1984) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Todd Reese (1990) Vice President	Vice President, T. Rowe Price

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David L. Rowlett, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Nikolaj Schmidt (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Bin Shen, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott D. Solomon, CFA (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Saurabh Sud, CFA (1985) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Sin Dee Tan, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Siby Thomas (1979) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) President	Director, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.; Director and Vice President, Price International

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Investment Analyst, NN Investment Partners (to 2017)

Chris Vost (1989) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Verena E. Wachnitz, CFA (1978) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

David J. Wallack (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975) Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Marta Yago (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Benjamin T. Yeagle (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ernest C. Yeung, CFA (1979) Executive Vice President	Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Eric Yuan (1984) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Wenli Zheng (1979) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,600,000 and $3,627,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Allocation Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	December 17, 2021